SCHEDULE 14C AND 14F- INFORMATION
                           (Rule 14c-10 & Rule 14f-10)


    Information Statement Pursuant to Section 14(c) and Section 14(f) of the
                Securities Exchange Act of 1934 (Amendment No.1)


                           Check the appropriate box:

     [X] Preliminary Information Statement [ ] Confidential, for use of the
              [ ] Definitive Information Statement Commission only
                       (as permitted by Rule 14c-5(d)(2))

                                  DOMINIX, INC.
                (Name of Registrant as Specified in Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No Fee Required.

   [ ] Fee computed on table below per Exchange Act Rules 14c- 5(g) and 0-11.

1)     Title of each class of securities to which transaction applies:

2)     Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A

4)     Proposed maximum aggregate value of transaction:

5)     Total Fee Paid.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:

2)     Form, Schedule or Registration Statement No.:

3)     Filing Party:

4)     Date Filed:

                                  DOMINIX, INC.
                               40 MARQUETTE DRIVE
                            SMITHTOWN, NEW YORK 11787

Information Statement pursuant to sections 14(C) and 14(F) of the securities and exchange act of 1934

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


This Information Statement (the "Information Statement") is being mailed on or about January ___, 2004 to the holders of record at the close of business on January 15, 2004 (the "Record Date") of the shares of common stock, $.001 par value per share ("Common Stock") of Dominix, Inc. (the "Company"), in connection with the Company's acquisition of MarketShare Recovery, Inc., a New York corporation (the "MarketShare Acquisition") and merger with Jade Entertainment Group, Inc., a New York corporation (the "Jade Merger") and the appointment of certain persons to the Board of Directors of the Company other than at a meeting of the shareholders of the Company.


This Information Statement is also being mailed to the Company's shareholders in connection with a proposed action by written consent to authorize and approve:

1. An amendment and restatement of the Company's Certificate of Incorporation which (a) changes the name of the Company to "110 Media Group, Inc."; (b) reverse splits the outstanding shares of the Company's Common Stock one-for-two hundred (the "Reverse Split"); (c) changes the number of shares of Common Stock the Company is authorized to issue to 50,000,000 post Reverse Split; and (d) increases the number of shares of Preferred Stock, no par value, the Company is authorized to issue from 5,000,000 to 10,000,000 post Reverse Split.

2. The adoption of the Company's 2003 Equity Incentive Plan.


The Company has obtained all necessary corporate approvals in connection with the foregoing actions and your consent is not required and is not being solicited in connection with the approval of the foregoing action (collectively, the "Stockholder Matters"). Section 228 of the Delaware General Corporation Law and the bylaws of the Company provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action. Dissenting shareholders do not have any statutory appraisal rights as a result of the action taken. On November 25, 2003, stockholders of the Company that owned 19,231,410 shares of the Company's Common

Stock, and holders of Series A Preferred Stock of the Company that owned 2,824,999 shares of Series A Preferred Stock and entitled to vote 564,999,800 shares of the Common Stock which in combination constituted 66%% of the outstanding shares entitled to vote, executed written consents to approve the foregoing actions. The corporate action will be effective 20 days after the mailing of this Information Statement.


This Information Statement is being distributed pursuant to the requirements of Sections 14(c) and 14(f) of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. Expenses in connection with the distribution of this information Statement will be paid by the Company and are anticipated to be less than $10,000.

               INFORMATION RELATING TO THE COMPANY'S COMMON STOCK


The shares of Common Stock and the shares of Series A Preferred Stock and a newly created Series B Preferred Stock issued to the shareholders of Jade in connection with the Jade Merger are the only classes of voting securities currently outstanding. The Company is authorized to issue 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Each share of Common Stock is entitled to one vote per share on all matters submitted to a vote of the shareholders. Each share of Series A Preferred Stock is entitled to two hundred
(200) votes per share on all matters submitted to a vote of the shareholders. Each share of Series B Preferred Stock is entitled to approximately 12,142 votes per share on all matters submitted to a vote of the shareholders. As of January 15, 2004, the Company had 197,140,105 shares of Common Stock outstanding, which is the same number of votes this class is entitled to cast, 3,439,999 shares of Series A Preferred Stock outstanding, which entitles this class to have an aggregate of 687,999,800 votes cast and 82,167 shares of Series B Preferred Stock outstanding, which entitles this class to have an aggregate of 997,675,000 votes cast on Stockholder Matters. The outstanding Common Stock of the Company does not include shares of Common Stock to be issued effective upon the Reverse Split to accredited investors in the Company's private placement of convertible notes (the "Notes") pursuant to which the Company raised gross proceeds of $575,000 and closed such private placement on December 1, 2003 (the "Private Placement"), and up to 330,000 shares of Common Stock to be issued effective upon the Reverse Split pursuant to agreements with several of the Company's holders of its outstanding convertible securities (the "Settlement Shares"). The Company will issue 575,000 shares of Common Stock and warrants to acquire 287,500 shares of Common Stock at an exercise price of $1.75 in connection with the conversion of the Notes to the accredited investors in the Private Placement upon the Reverse Split becoming effective. The Company will also issue a warrant to acquire 10,000 shares of Common Stock at an exercise price of $1.00 and a warrant to acquire 10,000 shares of Common Stock at an exercise price of $1.75 to CGF Securities, LLC as a selling agent commission as consideration for its participation in raising capital in the Private Placement. Such warrants are to be issued upon the Reverse Split becoming effective. The outstanding Common Stock does not include the 500,000 shares of Common Stock to be issued effective upon the Reverse Split which were awarded under the Company's 2003 Equity Incentive Plan.

                        CHANGES OF CONTROL OF THE COMPANY

Effective with the closing of the Jade Merger on December 5, 2003, Raymond Barton and Timothy Schmidt who were the management of Jade, were appointed by the Company's sole director as the Company's Chief Executive Officer and President, respectively. Ten days after the mailing of this Information Statement, the Company's sole director, Mr. Andrew J. Schenker, will nominate and elect Messrs. Schmidt and Barton to the Company's Board of Directors and he will resign all his positions with the Company. There are no other understandings or arrangements between Mr. Schenker and the new management team of the Company.

Prior to the Jade Merger, the Company had no significant assets and was a "shell" company with minimal assets and no operations. As a result of the Jade Merger, the shareholders of Jade received a newly created Series B Preferred Stock of the Company convertible into 997,675,000 shares of Common Stock of the Company which together with the issuance of 85,000,000 shares of the Company's Common Stock equals approximately fifty percent (50%) of the Common Stock outstanding of the Company on a fully diluted basis as of the date of the closing of the Jade Merger and the closing of the MarketShare Acquisition. As a further result of the Jade Merger, Messrs. Barton and Schmidt became "control persons" of the Company, as that term is defined in the Securities Act of 1933, as amended (the "Act"). Pursuant to Rule 405 of the Act, the term (control" including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether though ownership of voting securities, by contract or otherwise. Mr. Schenker delivered his letter of resignation as President of the Company effective upon such appointments and intends to deliver a letter of resignation as a member of the Board of Directors of the Company effective 10 days after the mailing of this Information Statement.

                               BOARD OF DIRECTORS

GENERAL

Management of the Company, prior to the Jade Merger and MarketShare Acquisition is set forth below:

Name                   Age     Position
----                   ---     --------

Andrew J. Schenker     43      President, Treasurer, Secretary and
                               Sole Director

Mr. Schenker was appointed Director, President and Secretary of the Company on April 30, 2002. Mr. Schenker became the sole director of the Company in April 2003. Since January 2002, Andrew J. Schenker has also been the President of CDKnet.com, Inc. where he has also been a director since May, 1998. Effective November, 2003, Mr. Schenker became the Senior Vice President and Chief Financial Officer of Genio Group, Inc. Prior to November 2003, Mr. Schenker was a Director of Genio Group, Inc. since October 2002 when it was known as National Management Consulting, Inc. From November 1986 to May 2001, he held several financial management positions at Symbol Technologies, Inc., most recently at the position of General Manager for Education Marketing-Worldwide at Symbol Technologies, Inc. He is also the trustee for several trusts and a public foundation, as well as an executive committee member of the Smithtown Central School District Industry Advisory Board. Mr. Schenker is a graduate of Hofstra University where he received a Bachelor of Arts Degree in Accounting in 1982.

Ten days after mailing this Information Statement, Mr. Schenker will resign as the Company's sole director and will nominate and elect the following individuals to the Company's Board of Directors:

 Name                   Age             Position
 ----                   ---             --------

Raymond Barton          33              CEO and Chairman
Timothy Schmidt         32              President and a Director


Raymond Barton and Timothy Schmidt co-founded Jade Entertainment Group, Inc. and MarketShare Recovery, Inc. Raymond Barton serves as Chairman of the Board of Directors, Chief Operating Officer and Chief Technology Officer of MarketShare Recovery, Inc. Mr. Barton also serves as the Chairman of the Board of Directors and Chief Technology Officer of Jade Entertainment Group, Inc. Prior to co-founding Jade Entertainment Group, Inc. and MarketShare Recovery, Inc., Mr. Barton was a stock broker at Meyers Pollock Robbins, and at Continental Broker Dealers where he served as a retail broker. Mr. Barton also served as Business Development Manager with PcQuote, Inc. and was in charge of developing business contacts and negotiating joint ventures. Prior to that Mr. Barton served as Executive Vice President of Financialweb.com, where his responsibilities included managing the production of online content. Mr. Barton served as the CEO/President of Thinkersgroup, Inc. a mobile wireless software developer, where he developed the Company's business. Mr. Barton attended the State University of New York at Farmingdale, and received a Bachelor of Arts Degree in criminal justice from New York City Police Academy in 1991.

Timothy Schmidt has served as the President and CEO of MarketShare Recovery, Inc. since its inception in January 2000. Mr. Schmidt is also the Chief Executive Officer, Chief Financial Officer, President and director of Jade Entertainment Group, Inc. Prior to these positions, Mr. Schmidt served as Chief Operating Officer for Thinkersgroup.com, a wireless developer of software applications where he managed company operations, administration and human resources. Mr. Schmidt attended the State University of New York at Farmingdale where he studied Business Administration from 1989 through 1991.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 8, 2003, information with respect to the securities holdings of all persons which the Company, pursuant to filings with the Securities and Exchange Commission, has reason to believe may be deemed the beneficial owners of more than 5% of the Company's outstanding Common Stock, Series A Preferred Stock and Series B Preferred Stock calculated on an as issued, as converted basis. For purposes of calculations for this table, the total number of outstanding shares is 10,319,075. Also set forth in the table is the beneficial ownership of all shares of the Company's outstanding stock, as of such date, of all officers and directors, individually and as a group.

                                                                                   Percent of
                                                               Amount of           Beneficial
                                                              Beneficial          Ownership and
Name and Address                                 Class       Ownership (1)      Voting Power (2)
----------------                                 -----       -------------      ----------------
Andrew J. Schenker                              Common          100,000                 .99%
Director

Ray Barton(3)                                   Common        2,575,332                24.9%
Chief Executive Officer

Timothy Schmidt(4)                              Common        1,291,916                12.5%
President

Steven A. Horowitz(5)                           Common          693,666                 6.7%

Snapper Partners, LLC(6)                        Common          545,000                 5.3%

All Directors and Officers as a Group           Common        3,967,248                38.5%
(3 Persons)


(1) Except as otherwise indicated, includes (i) total number of shares outstanding and the number of shares which each person has the right to acquire within 60 days through the exercise of warrants or the conversion of Series A Preferred Stock and Series B Preferred Stock pursuant to Item 403 of Regulation S-B and Rule 13d-3(d)(1), promulgated under the Securities Exchange Act of 1934 and takes into account (ii) the Reverse Split; (iii) the issuance of securities in the Private Placement; (iv) the Settlement Shares, which in the aggregate equals 330,000 shares of Common Stock; (v) the Shares underlying the Series B Preferred Shares issued to the Jade shareholders, but does not take into account the Shares underlying the Series B Preferred Shares to be issued upon the closing of the Market Share Acquisition.

(2) This column takes into account the disproportionate voting rights granted to the holders of the Series A Preferred Stock and the Series B Preferred Stock. Holders of Series A Preferred Stock and Series B Preferred Stock are each entitled to two hundred (200) votes per share for every Series A or Series B shares held.

(3) Includes ownership of 37,796.82 Series B Preferred Shares which converts into 2,294,832 Post Reverse Split shares of common stock and 280,500 shares of Post Reverse Split common stock received from the Jade Merger. Does not include the 17,833 shares of Series B Preferred Stock that MarketShare will receive upon the closing of the MarketShare Acquisition. Mr. Barton will not receive these shares directly but will instead by virtue of his ownership of shares of common stock of MarketShare, indirectly have ownership of the shares of Series B Preferred Stock that MarketShare, will receive in the MarketShare Acquisition.

(4) Includes ownership of 18,898.41 Series B Preferred Shares which converts into 1,147,416 Post Reverse Split shares of common stock and 144,500 shares of Post Reverse Split common stock received from the Jade Merger. Does not include the 17,833 shares of Series B Preferred Stock that MarketShare, Inc. will receive upon the closing of the MarketShare Acquisition. Mr. Schmidt will not receive these shares directly but will instead by virtue of his ownership of shares of common stock of MarketShare, indirectly have ownership of the shares of Series B Preferred Stock that MarketShare, will receive in the MarketShare Acquisition.

(5) Does not include 141,000 shares of Series A Preferred Stock held by the law firm of Morritt Hock Hamroff & Horowitz, of which Mr. Horowitz is a partner. Also does not include 50,000 shares of Series A Preferred Stock held by CDKNet.com, Inc., a company in which Mr. Horowitz is a shareholder and a director and officer.


(6) Does not include 165,000 shares of Series A Preferred Stock each held by Peter Christos and Arnold Kling, individually, the managing members of Snapper Partners, LLC.


                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS AND DIRECTORS

We currently do not pay any compensation to any officers or directors nor did we pay any compensation to any officers or directors for the fiscal year ended December 31, 2002.

SUMMARY COMPENSATION TABLE

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2000, 2001 and 2002. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                                                         Long Term
                                                                  Annual Compensation                  Compensation
                                                                  -------------------                  ------------
                                                     Fiscal Year
                                                        Ended
Name and Principal Position                          December 31      Salary ($)       Bonus ($)    Options/SARS (#)
---------------------------                          -----------      ----------       ---------    ----------------
Andrew J. Schenker (1)                                   2002             $0              -0-                   -0-
President and Director                                   2001             $0              -0-                   -0-
                                                         2000             $0              -0-                   -0-

James W. Zimbler (2)                                     2002             $0              -0-                   -0-
Former Chairman and Chief Executive Officer              2001             $0              -0-                   -0-
                                                         2000             $0             $-0-                   -0-

Enrique J. Abreu (3)                                     2002             $0              -0-                   -0-
Former  Chairman and Chief Executive Officer             2001         $175,000(4)         -0-          1,000,000(5)
                                                         2000         $175,000(4)         -0-                   -0-

Ric Cmiel (6)                                            2002             -0-             -0-                   -0-
Former Director                                          2001             -0-             -0-          1,000,000(5)
                                                         2000             -0-             -0-                   -0-

(1) Mr. Schenker became a director of the Company in April 2002 and in April 2003 he became Chairman of the Board of Directors and President of the Company.

(2) Mr. Zimbler resigned from his positions as Chairman and Chief Executive Officer effective April 8, 2003.

(3) Mr. Abreau resigned as Chairman and Chief Executive Officer in April 2002.

(4) His salary was accrued but not paid during this period.

(5) Represents restricted stock awards issued April 29, 2002 and is pre-Reverse Split.

(6) Mr. Cmiel resigned his position as Director in April 2002.


                             OPTION/SAR GRANTS TABLE

                    OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

                                                                   % of Total
                                                                  Options/SARs
                                                                   Granted to     Exercise or
                                       Fiscal    Options/SARs     Employees in     Base Price    Expiration
Name                                    Year      Granted (#)      Fiscal Year       ($/Sh)         Date
------------------------------------- --------- ---------------- ---------------- ------------- -------------
Enrique Abreu                           2002        -0-(1)            0.0%            -0-            -
Former Chairman of the Board and
Chief Executive Officer

James W. Zimbler                        2002        -0-(1)            0.0%            -0-            -
Former Chairman of the Board and
Chief Executive Officer

Andrew J. Schenker                      2002        -0-(1)            0.0%            -0-            -
President and Director

Ric Cmiel                               2002        -0-(1)            0.0%            -0-            -
Director


(1) No options were granted during fiscal year 2002.

                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Value

------------------------------------- ------- ------------- --------- --------------------- -----------------
                                                                                                Value of
                                                                           Number of          Unexercised
                                                                          Unexercised         In-the-Money
                                                                        Options/SARs at     Options/SARs at
                                                Shares       Value         FY-End (#)        FY-End ($)(1)
                                      Fiscal  Acquired on   Realized     Exercisable /       Exercisable /
Name                                   Year   Exercise (#)    ($)        Unexercisable       Unexercisable
------------------------------------- ------- ------------- --------- --------------------- -----------------
Enrique Abreu                          2002       -0-         -0-      (E) -0- / (U) -0-     (E)$0 / (U)$0
Former Chairman of the Board and
Chief Executive Officer

James W. Zimbler                       2002       -0-         -0-        (E)-0- /(U)-0-      (E)$0 / (U)$0
Former Chairman of the Board and
Chief Executive Officer

Andrew J. Schenker                     2002       -0-         -0-       (E) -0- (U) -0-      (E)$0 / (U)$0
President and Director

Ric Cmiel                              2002       -0-         -0-       (E) -0- (U) -0-      (E)$0 / (U)$0
Former Director

(1) There were no outstanding options held by any of the Company's officers or directors during the fiscal year ended December 31, 2002. Based upon the closing price of the Company's Common Stock of $.02 per share as reported on the NASDAQ OTC Bulletin Board as of December 31, 2002.

In addition to the foregoing, the Board of Directors and a majority of the shareholders of the Company approved the Company's 2003 Equity Incentive Plan (the "Plan"). Additional information concerning the Plan is set forth under the caption "Approval of the 2003 Equity Incentive Plan," below.

             APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

At present, the Company is authorized to issue 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Company's sole director approved an amendment and restatement to the Company's Certificate of Incorporation to (a) change the name of the Company to "110 Media Group, Inc.";
(b) reverse split the outstanding shares of the Company's Common Stock one-for-two hundred (the "Reverse Split"); (c) change the number of shares of

Common Stock the Company is authorized to issue after the Reverse Split to 50,000,000; and (d) increase the number of shares of Preferred Stock, $.001 par value the Company is authorized to issue after the Reverse Split to 10,000,000. Among the factors considered in determining the amount by which the Common Stock would be Reverse Split was a target price range of $2.00 and $2.50 and avoiding the loss of a significant number of holders of at least 100 shares of Common Stock (a "Round Lot"). Based on the most recent bid price of $.01 per share, a one-for-two hundred Reverse Split would result in a theoretical price per share of $2.00. The sole member of the board of directors determined that a one-for-two hundred reverse split adequately balanced the objectives of reducing the number of outstanding shares and maintaining at least 100 Round Lot holders. The theoretical price ranges considered should not be interpreted an estimate of value or a prediction of any market price. The sole board member has approved these actions and has consented to the taking of these actions without a meeting. A copy of the restated and amended Certificate of Incorporation substantially in the form it will be filed with the Secretary of the State of Delaware is attached hereto as Appendix A.

CHANGE OF CORPORATE NAME

The change of corporate name will become effective upon the filing with the Secretary of State of an amendment and restatement to the Company's Certificate of Incorporation which states that, upon the filing of the Certificate of Amendment the name of the Corporation will be "110 Media Group, Inc."

The Company closed the Jade Merger on December 5, 2003, pursuant to which Jade Entertainment Group, Inc., a New York corporation merged with a wholly owned subsidiary of the Company. As a result of the Jade Merger, Jade became a wholly owned subsidiary of the Company in exchange for the issuance of 85,000,000 shares of Common Stock and 82,167 shares of newly issued Series B Preferred Stock of the Company to the shareholders of Jade that are convertible into shares of Common Stock of the Company which in the aggregate is equal to approximately fifty percent (50%) of the outstanding Common Stock of the Company effective as of the closing of the Jade Merger and the closing of the MarketShare Acquisition.

In addition, the Company also entered into a Stock Purchase Agreement dated as of November 25, 2003 (the "Stock Purchase Agreement") with MarketShare Recovery, Inc., a Delaware corporation, which owns all of the outstanding capital stock of MarketShare Recovery, Inc., a New York corporation ("MarketShare") regarding acquisition by the Company of all of the issued and outstanding common stock of MarketShare. Pursuant to the Stock Purchase Agreement, the Company will acquire MarketShare in exchange for the issuance of 17,833 shares of newly issued Series B Preferred Stock of the Company to MarketShare Recovery, Inc., that are convertible into 1,082,675 shares of Common Stock of the Company equal to ten percent (10%) of the outstanding Common Stock of the Company effective as of the date of the Stock Purchase Agreement. It is anticipated that a closing will occur during January 2004 and the sole director believes it is prudent to take the necessary corporate actions necessary to consummate the MarketShare Acquisition and the Jade Merger, including the Reverse Split. Information concerning Jade and MarketShare are set forth under the captions "Approval of the Jade Merger" and Approval of the MarketShare Acquisition,", respectively below. In the event that the MarketShare Acquisition does not close, the Company will still implement the change of corporate name to 110 Media Group, Inc.

REVERSE SPLIT


As a result of the Reverse Split, each share of Common Stock outstanding at the effective time of the Reverse Split, will, without any action on the part of the holder thereof, each outstanding share will become one-two hundredth of a share of Common Stock. For purposes of this description, the Common Stock, as presently constituted, is referred to as the "Old Common Stock" and the Common Stock resulting from the Reverse Split is referred to as the "New Common Stock." The closing bid price of the Company's Common Stock on January 15, 2004 was $.01.



The Reverse Split will become effective upon the filing with the Secretary of State of an amendment and restatement to the Company's Certificate of Incorporation which states that, upon the filing of the amended and restated Certificate of Incorporation, each share of Old Common Stock then issued and outstanding would automatically become one-two hundredth of a share of New Common Stock. The Stock Purchase Agreement requires the Company to issue 17,833 shares of the Series B Preferred Stock at closing to MarketShare that can be converted into a percentage of shares of Common Stock of the Company equal to approximately 10% of the Company's outstanding shares as of the date of the Stock Purchase Agreement, after giving effect to the Jade Merger and Reverse Split of the Company's outstanding Common Stock. Each share of Series B Preferred Stock is convertible into approximately 12,142 shares of Old Common Stock or into 60.71497 shares of New Common Stock. Under the Jade Merger, the Company issued 82,167 shares of Series B Preferred Stock that together with the 85 million shares of Common Stock previously issued at the closing can be converted into a percentage of shares of Common Stock of the Company equal to approximately 50% of the Company's outstanding shares as of the date of the closing, after giving effect to such issuance and including the acquisition of MarketShare. At the closing of the acquisition of MarketShare, the current Dominix shareholders will own 40% of the Company, the Jade shareholders will own approximately 50% and MarketShare will own approximately 10% of the Company. There will be a total of 100,000 shares of Series B Preferred Stock issued and outstanding in the event that the Company completes the MarketShare Acquisition prior to the Reverse Split.

                     PRINCIPAL EFFECTS OF THE REVERSE SPLIT

The principal effects of the Reverse Split will be as follows:

Based upon the 197,140,105 shares of Old Common Stock not including the shares of Common Stock issuable upon conversion of the Series A Preferred Stock or the shares of Common Stock issuable upon conversion of the Series B Preferred Stock) outstanding on the Record Date, the Reverse Split would decrease the outstanding shares of Old Common Stock by 200% or to approximately 985,700 shares. The Amendment to the Certificate of Incorporation changes the authorized number of shares of Common Stock from 200,000,000 to 50,000,000. Upon the effectiveness of the Reverse Split and the completion of the Jade Merger and the MarketShare Acquisition, the conversion of the Series A Preferred Stock and the conversion of the Series B Preferred Stock, the issuance of shares of New Common Stock to accredited investors in the Private Placement of the Company's securities (discussed below), and the issuance of the Settlement Shares and shares under the 2003 equity incentive, plan, approximately 11,901,750 shares of New Common Stock would be outstanding.


The Company will obtain a new CUSIP number for the New Common Stock at the time of the Reverse Split. Following the effectiveness of the Reverse Split, each yet to be determined number of shares of Old Common Stock, without any action on the part of the holder, will represent one share of New Common Stock.


Subject to the provisions for elimination of fractional shares, as described below, consummation of the Reverse Split will not result in a change in the relative equity position or voting power of the holders of Old Common Stock.

The Certificate of Restatement and Amendment of the Company's Certificate of Incorporation will be filed with the Secretary of State of Delaware ten days after the mailing of this Information Statement. The Reverse Split would become effective as of the date of such filing (the "Effective Date").

                       PURPOSES OF THE REVERSE STOCK SPLIT

The Reverse Split will decrease the number of shares of Old Common Stock outstanding and presumably increase the per share market price for the New Common Stock. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or the Company's reputation in the financial community, but in practice this is not necessarily the case, as many investors look upon a stock trading at or under $1.00 per share as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks.

Many leading brokerage firms are reluctant to recommend lower-priced securities to their clients and a variety of brokerage house policies and practices currently tend to discourage individual brokers within firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that make the handling of lower priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stocks because the brokerage commission on a sale of a lower priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue.

In addition, there are not a sufficient number of authorized but unissued shares of Common Stock to consummate the Jade Merger or the MarketShare Acquisition. The sole director believes that the Reverse Split, the Jade Merger and the MarketShare Acquisition are in the best interests of the Company and its shareholders because the acquisitions will provide shareholders with operating businesses with the potential for rapid growth. The Reverse Split is a post closing condition to the Jade Merger and necessary to consummate the MarketShare Acquisition and, if the Reverse Split is not consummated, the MarketShare Acquisition will not take place and the Jade Merger may be reversed, and in such case, the Company will remain a shell company with no significant assets or business. Additionally, the Reverse Stock Split would reduce the number of shares of its Common Stock outstanding to amounts that the sole director believes are more reasonable in light of its size and market capitalization. The Company requires additional capital for its operations and does not believe that it will be able to raise the necessary capital unless the price of the Common Stock is higher than the current Common Stock price levels. However, no assurance can be given that the Reverse Split will result in any increase in the Common Stock price or that the Company will be able to complete any financing following the Reverse Split.

      EXCHANGE OF CERTIFICATE AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

On the Effective Date, shares of Old Common Stock will automatically be combined and changed into one share of New Common Stock. No additional action on the part of the Company or any shareholder will be required in order to effect the Reverse Split. Shareholders will be requested to exchange their certificates representing shares of Old Common Stock held prior to the Reverse Split for new certificates representing shares of New Common Stock. Shareholders will be furnished the necessary materials and instructions to effect such exchange promptly following the Effective Date. Certificates representing shares of Old Common Stock subsequently presented for transfer will not be transferred on the books and records of the Company but will be returned to the tendering person for exchange. Shareholders should not submit any certificates until requested to do so. In the event any certificate representing shares of Old Common Stock is not presented for exchange upon request by the Company, any dividends that may be declared after the Effective Date of the Reverse Split with respect to the Common Stock represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares of New Common Stock will be issued to any shareholder. Accordingly, shareholders of record who would otherwise be entitled to receive fractional shares of New Common Stock, will, upon surrender of their certificates representing shares of Old Common Stock, receive a cash payment in lieu thereof equal to the fair value of such fractional share. Holders of less than sixty shares of Old Common Stock as a result of the Reverse Split will on the Effective Date no longer be shareholders of the Company. The Board of Directors had determined that the fair value of the Common Stock will be based on the closing price of the Common Stock on the OTC-Bulletin Board on the Effective Date (as adjusted to reflect the Reverse Split) or, if there are no reported sales on the Effective Date, the average of the last reported high bid and low ask price on the last date of reported sales shall be used.

              FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

The combination of shares of the Old Common Stock into one share of New Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the Old Common Stock will be transferred to the New Common Stock received in exchange therefor.

Generally, cash received in lieu of fractional shares will be treated as a sale of the fractional shares (although in unusual circumstances such cash might possibly be deemed a dividend), and shareholders will recognize gain or loss based upon the difference between the amount of cash received and the basis in the surrendered fractional share.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

CHANGE IN AUTHORIZED CAPITAL STOCK

The sole director has approved an amendment to the Company's Certificate of Incorporation which would change the number of authorized shares of Common Stock, and the par value to $.001 per share. The number of authorized common shares post Reverse Split would be increased to 50,000,000 shares. In addition, the amendment will increase the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000 shares post Reverse Split. As of the Record Date there were 3,439,999 shares of Series A Preferred Stock outstanding and 82,167 shares of Series B Preferred Stock outstanding pursuant to the Jade Merger and not including the 17,833 shares of Series B Preferred Stock to be issued in the Market Share Acquisition.


CONVERSION OF NOTES

On December 1, 2003 the Company completed the Private Placement of the Notes which resulted in the Company receiving gross proceeds of $575,000. In connection with the Private Placement, the Company issued Notes in the principal amount of $575,000. The Notes bear interest at the rate of 7% per annum and mature one year from the date of issuance. The Notes (principal and accrued interest) are convertible into Units of the Company's securities on the basis that each $1.00 of the Notes will convert into one Unit comprised of one share of New Common Stock and one warrant to purchase one-half share of Common Stock for a two year period following issuance at an exercise price of $1.75 per share. The Notes may be redeemed at any time by the Company, in whole or part, pro rata, upon not less than ten (10) days nor more than twenty (20) days notice for 120% of the principal amount. By their terms, the Notes automatically converted upon the merger with Jade, however, the issuance of the Units cannot occur until after the Reverse Split. Accordingly, the conversion of these Notes is contingent upon the consummation of the Reverse Split and increase in authorized shares. The Company used the proceeds of the Private Placement to fund working capital.

The Company will also issue a warrant to acquire 10,000 shares of New Common Stock at an exercise price of $1.00 per share and a warrant to acquire 10,000 shares of New Common Stock at an exercise price of $1.75 per share to CGF Securities LLC as a selling agent commission as consideration for its participation in raising capital in the Private Placement.

                           DISCUSSION OF THE AMENDMENT

Under the Company's Certificate of Incorporation, the Board of Directors of the Company has authority to issue authorized and unissued shares of Common and Preferred Stock without obtaining approval from the holders of the Common Stock. The holders of the Company's Common Stock and Preferred Stock do not have preemptive rights. The Preferred Stock provisions give the Board of Directors broad authority to issue shares of Preferred Stock in one or more series and to determine such matters as the dividend rate and preference, voting rights, conversion privileges, redemption provisions, liquidation preferences and other rights of each series. Each share of Common Stock is entitled to one vote. The holders of any series of preferred stock issued in the future will be entitled to such voting rights as may be specified by the Board of Directors.

In connection with the Jade Merger, the Company issued 82,167 shares of a newly created Series B Preferred Stock and in connection with the closing of the MarketShare Acquisition, the Company will issue 17,833 shares of the Series B Preferred Stock which Series B Preferred Stock contains certain rights, including that may affect the rights of the holders of Common Stock including
(i) restrictions on the payment of dividends to the holders of the Common Stock;
(ii) dilution of voting power to the extent that the holder of the Preferred Stock are given voting rights; (iii) dilution of the equity interests and voting powers if the Preferred Stock is convertible into Common Stock; and (iv) restrictions upon any distribution of assets to the holders of the Common Stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock. Because of the broad powers granted to the Board of Directors to issue shares of Preferred Stock and determine the rights, preferences and privileges of the holders of such series, the Board of Directors has the power to issue shares of Preferred Stock in a manner which could be used as a defensive measure against a hostile takeover or to keep the Board of Directors in power. However, the Board of Directors has no present plans to issue shares for such purpose.

As a result of the one-for-two hundred reverse split, the Company's outstanding shares of Common Stock will be reduced by 200% and the number of combined shares of Common Stock the Company will be authorized to issue will be decreased to 1,000,000. In order to consummate the Jade Merger and the MarketShare Acquisition it is necessary to increase the number of authorized shares of the Company's Common Stock.

As a result of the amendment the Company will be authorized to issue 50,000,000 shares of Common Stock of which approximately 10,826,750 shares on a fully diluted basis will be issued and outstanding after the closing of the Jade Merger and the MarketShare Acquisition but prior to any issuances of the securities in the Private Placement and any issuances in connection with the Stock Grant discussed below. The issuance of additional shares of Common Stock will dilute shareholders equity interests and voting power in the Company. The Board of Directors of the Company believes it will benefit the shareholders to have additional unreserved shares available for issuance in order that adequate shares may be available for the possible issuance of Common Stock, convertible Preferred Stock or convertible debt securities in connection with a possible financing of the Company's business or an acquisition. The Company has no plans, arrangements, understanding or commitments with respect to the issuance of such shares except for the reservation of the shares of New Common Stock that are issuable upon the Series B Preferred Stock issued in connection with the Jade Merger and to be issued in connection with the MarketShare Acquisition and the shares of New Common Stock to be issued in connection with the stock grant awarded by the Board of Directors pursuant to the 2003 Equity Incentive Plan (discussed below).

APPROVAL REQUIRED

The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed amendment. As discussed above, the Company's holders of its Common Stock and holders of its Series A Preferred Stock who combined hold approximately 66% of the votes of the Company's outstanding Common Stock have consented to this amendment. They have executed a written consent voting those shares in favor of the proposed amendment. The sole director of the Company does not intend to solicit any proxies or consents from any other shareholders in connection with this action.

                            APPROVAL OF THE COMPANY'S
                           2003 EQUITY INCENTIVE PLAN

The Company's sole director adopted a 2003 Equity Incentive Plan (the "Plan"). As discussed above, the Company's holders of its Common Stock and holders of its Series A Preferred Stock when combined hold approximately 66% of the votes of the Company's outstanding Common Stock have consented to the Plan. The Plan designates the Board of Directors to grant or award to eligible participants of the Company and its subsidiaries and affiliates, until November 17, 2013, stock options, stock appreciation rights, restricted stock performance stock awards and Bonus Stock awards for up to 3,000,000 shares of the New Common Stock of the Company. On November 17, 2003, the Board of Directors awarded 500,000 shares of New Common Stock to certain eligible participants effective upon the closing of the Jade Merger and the effectiveness of the Reverse Split (the "Stock Grant"). A complete copy of the Plan is attached hereto as Appendix B.

The following is a general description of certain features of the Plan:

1. Eligibility. Officers, other key employees and consultants of the Company, its subsidiaries and its affiliates who are responsible for the management, growth and profitability of the business of the Company, its subsidiaries and its affiliates are eligible to be granted stock options, stock appreciation rights, and restricted or deferred stock awards under the Plan. Directors are eligible to receive Stock Options.

2. Administration. The Incentive Plan is administered by the Board of Directors of the Company. The Board of Directors has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the Incentive Plan.

3. Stock Options. The Plan permits the granting of non-transferable stock options that are intended to qualify as incentive stock options ("ISO's") under section 422 of the Internal Revenue Code of 1986 and stock options that do not so qualify ("Non-Qualified Stock Options"). The option exercise price for each share covered by an option shall be determined by the Stock Option Committee but shall not be less than 100% of the fair market value of a share on the date of grant. The term of each option will be fixed by the Board of Directors, but may not exceed 10 years from the date of the grant in the case of an ISO or 10 years and two days from the date of the grant in the case of a Non-Qualified Stock Option. In the case of 10% stockholders, no ISO shall be exercisable after the expiration of five (5) years from the date the ISO is granted.

4. Stock Appreciation Rights. Non-transferable stock appreciation rights ("SAR's") may be granted in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or unrestricted common stock of the Company (as determined by the Board of Directors), not greater in value than the increase since the date of grant in the value of the shares covered by such right. Each SAR will terminate upon the termination of the related option.

5. Restricted Stock. Restricted shares of the common stock may be awarded by the Board of Directors subject to such conditions and restrictions as they may determine. The Board of Directors shall also determine whether a recipient of restricted shares will pay a purchase price per share or will receive such restricted shares without, any payment in cash or property. No Restricted Stock Award may provide for restrictions beyond ten (10) years from the date of grant.

6. Performance Stock. Performance shares of Common Stock may be awarded without any payment for such shares by the Board of Directors if specified performance goals established by the Board are satisfied. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Board in writing prior to the beginning of the period for which the performance is based. The Board shall establish the maximum number of shares to stock to be issued to a designated Employee if the performance goal or goals are met. The Board reserves the right to make downward adjustments in the maximum amount of an Award if, in it discretion unforeseen events make such adjustment appropriate. The Board must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee.

7. Bonus Stock. The Board of Directors may award shares of Common Stock to Eligible Persons, without any payment for such shares and without any specified performance goals. The Employees eligible for bonus Stock Awards are senior officers and consultants of the Company and such other employees designated by the Board.

8. Transfer Restrictions. Grants under the Plan are not transferable except, in the event of death, by will or by the laws of descent and distribution.

9. Termination of Benefits. In certain circumstances such as death, disability, and termination without cause, beneficiaries in the Plan may exercise Options, SAR's and receive the benefits of restricted stock grants following their termination or their employment or tenure as a Director as the case may be.

10. Change of Control. The Plan provides that (a) in the event of a "Change of Control" (as defined in the Plan), unless otherwise determined by the Board of Directors prior to such Change of Control, or (b) to the extent expressly provided by the Board of Directors at or after the time of grant, in the event of a "Potential Change of Control" (as defined in the Plan), (i) all stock options and related SAR's (to the extent outstanding for at least six months) will become immediately exercisable: (ii) the restrictions and deferral limitations applicable to outstanding restricted stock awards and deferred stock awards will lapse and the shares in question will be fully vested: and (iii) the value of such options and awards, to the extent determined by the Board of Directors, will be cashed out on the basis of the highest price paid (or offered) during the preceding 60-day period, as determined by the Board of Directors. The Change of Control and Potential Change of Control provisions may serve as a disincentive or impediment to a prospective acquirer of the Company and, therefore, may adversely affect the market price of the common stock of the Company.

11. Amendment of the Plan. The Plan may be amended from time to time by majority vote of the Board of Directors provided as such amendment may affect outstanding options without the consent of an option holder nor may the plan be amended to increase the number of shares of common stock subject to the Plan without stockholder approval.

Shareholders should note that certain disadvantages may result from the adoption of the Plan. Pursuant to the Plan the Company is reserving the right to issue up to 3,000,000 shares of New Common Stock and the Company has already awarded the Stock Grant under the Plan. Such issuances may be in the form of stock options, stock appreciation rights, restrictive stock awards, performance stock or bonus stock. Each of these issuances may be made at prices below the then current market price of the Company's Common Stock or at the time or exercise the exercise price may be below current market prices of the Company's Common Stock. Accordingly, the sale of these shares may adversely affect the market price of our Common Stock. The issuance of shares upon the exercise of stock options may also result in substantial dilution to the interests of other stockholders. Additionally, the issuance of shares under the plan will result in the reduction of shareholder's interest of the Company with respect to earnings per share, voting, liquidation and book value per share.

             APPROVAL OF THE JADE MERGER AND MARKETSHARE ACQUISITION

The Company's sole director has approved the Jade Merger and MarketShare Acquisition. There is no requirement that the Jade Merger or the MarketShare Acquisition be approved by stockholders of the Company, however, both the Reverse Split and the Amendment of the Company's Certificate of Incorporation are conditions of the above mentioned transactions.

INFORMATION ABOUT THE ACQUISITIONS

MARKETSHARE ACQUISITION


Pursuant to the proposed MarketShare Acquisition, the Company will acquire MarketShare by exchanging 17,833 shares of a newly created Series B Preferred Stock for all of the issued and outstanding capital stock of MarketShare. As a result of this transaction and the Jade Merger, MarketShareRecovery, Inc., the sole shareholder of MarketShare will own ten percent (10%) of the outstanding Common Stock of the Company on a fully diluted basis as of the date of the consummation of the MarketShare transaction. There are no federal or state regulatory requirements that must be complied with, nor are there any regulatory approvals required to consummate this transaction.


JADE MERGER


Pursuant to the Jade Merger, the Company acquired Jade in a merger by issuing 82,167 shares of the newly created Series B Preferred Stock and 85,000,000 shares of Common Stock to the stockholders of Jade and merging Jade into a wholly-owned subsidiary of the Company. The 85,000,000 shares of Common Stock and the 82,167 Series B Preferred Stock issued to Jade shareholders is convertible into shares of Common Stock of the Company which together equal fifty percent (50%) of the shares of Common Stock on a fully diluted basis outstanding as of the closing of the Jade Merger and upon the closing of the MarketShare Acquisition. There are no federal or state regulatory requirements that must be complied with, nor are there any regulatory approvals required to consummate this transaction.


Accordingly, after the Jade Merger, the closing of the MarketShare Acquisition and the Reverse Split, the conversion of both Series A and B Preferred Stock and the closing of the Private Placement, the new combined entity will have an aggregate of 11,401,750 shares of New Common Stock issued and outstanding. The Jade shareholders will own approximately 50%, the MarketShare shareholder will own approximately 10%, and the existing Company shareholders will own approximately 40% before the issuance of the Private Placement Securities and the Stock Grant. As a result of these transactions, Jade stockholders and the MarketShare stockholder will become stockholders of the Company. The Jade stockholders and the MarketShare stockholder will no longer have any interest in Jade or MarketShare other than through their interests in shares of the combined organization. We anticipate that the closing date of the MarketShare Acquisition will occur as promptly as practicable. The basis of the exchange of the Company's Series B Preferred Stock and Common Stock for Jade's common stock and the Company's Series B Preferred Stock for MarketShare's common stock was the result of arm's-length negotiations between the Company and each of these two entities. There were no specific methods used to value either the Company's Common Stock or Series B Preferred Stock or the common stock of Jade or MarketShare.

INFORMATION ABOUT JADE


Jade Entertainment Group, Inc. was incorporated on July 5, 2001 under the laws of the State of New York and is a development stage business. It's principal executive office is located at 95 Broadhollow Road, Suite 101, Melville, New York 11747. It's telephone number is (631) 385-0007. The company since inception has been developing its technology, marketing its website to potential advertisers and building consumer awareness of the Company's website and services.


Jade operates AskJade.com a specialty search engine for the adult entertainment industry. Its search engine allows Internet users to enter a word, phrase or plain English query describing what they want to locate on the Internet. Its search engine then displays a selection of web sites related to that query. Advertisers can determine exactly where on the results page their web site link will appear for any given query. This is accomplished through an open, automated bidding process. Advertisers submit bids for the amount they will pay for each consumer who clicks-through to their web sites. The highest bidder receives the first listing with all other bidders listed in descending bid order.

DISTRIBUTION

Jade employs a broad based affiliate program which drives traffic to the AskJade.com site and also functions as an online branding program, by placing the AskJade.com logo on numerous sites around the web. Any website owner can become an affiliate simply by placing a uniquely generated computer generated tag on their website which forwards the user to the AskJade.com website. We currently have 50 affiliates in our affiliate program that have signed up through our website. These affiliates generate revenue either on a per search basis or through revenue sharing on paid click-throughs. Furthermore Jade plans to establish other affiliate programs to link our advertisers to consumers who may not otherwise use the AskJade.com search engine. We also plan to develop affiliate relationships with other heavily trafficked sites, browsers, community portals and Internet service providers. Central to our Internet- based marketing is an additional affiliate program that allows other web sites to place the AskJade.com search interface on their web pages in the form of small boxes or banners.

Jade plans to utilize traditional media strategies to generate unique users for the AskJade.com search engine. To build brand awareness with consumers and drive traffic to the AskJade.com web site, we use off-line media including:

public relations, telemarketing, radio and outdoor advertising in key markets. Jade believes off-line media has proven to be highly effective for online media companies. Jade's online advertising includes targeted e-mail, banners and our affiliate program.

COMPETITION

Jade faces competition in three principal areas: (i) distribution of its services;(ii) demand for its services on its affiliates Web sites and (iii) usage of its services by advertisers. It competes with companies that provide both mainstream and specialty adult oriented pay-per-click advertising services that are similar to Jades. In addition, we cannot assure you that another search service will not successfully offer a competitive pay-per-click advertising service. We believe it is likely that there will be additional entrants to the pay-per-click search market. These competitors will compete against Jade for affiliate arrangements and could cause Jade to enter into affiliate agreements with less favorable terms or lose affiliates or potential affiliates, which could reduce our number of paid introductions, increase the amount of revenue shared with affiliates, and reduce total revenues and thereby have a material adverse effect on our business, operating results and financial condition.

Our affiliates face competition for user traffic within the search marketplace, which affects the number of paid introductions on our service. If the users of these affiliates prefer the services offered by the affiliates competitors with whom we do not have a relationship, the businesses of our affiliates may suffer, which may in turn have a material adverse effect on our business, operating results and financial condition. In addition, many of our affiliates compete with one other, and this may make it difficult for us to develop some affiliate relationships.

We also compete with providers of pay-per-click search services and other search services, Internet service providers, other Web sites and advertising networks such as DoubleClick, Inc. and 24/7 Media, Inc., as well as traditional offline media such as television, radio and print and direct marketing companies, for a share of advertisers total advertising budgets. Accordingly, Jade may face increased pricing pressure for the sale of advertisements and direct marketing opportunities, as well as a decrease in demand for the Askjade.com service, which could have a material adverse effect on our business, operating results and financial condition.

Many of our competitors, as well as potential entrants into our market, have longer operating histories, larger customer or user bases, greater brand recognition and greater financial, marketing and other resources than we do. Many current and potential competitors can devote substantially greater resources to promotion, Web site and systems development than we can. In addition, as the use of the Internet and other online services increases, larger, well-established and well-financed entities may continue to acquire, invest in or form joint ventures with providers of Web directories, search and information services or advertising solutions. Existing providers of Web directories, search and information services or advertising solutions may continue to consolidate.

ANTICIPATED ACCOUNTING TREATMENT

We expect to account for the Jade Merger as a recapitalization of the equity of Jade, in which in principle is equivalent to the issuance of stock by Jade for the net monetary assets of the Company. We will apply this accounting treatment because the Company is a non-operating public shell and because the Jade stockholders will own fifty percent (50%) of the outstanding common stock of the combined company following the transaction.

GOVERNMENT REGULATION AND INDUSTRY STANDARDS

There are an increasing number of laws and regulations in the United States and abroad pertaining to communications and commerce on the Internet. In addition, a number of legislative and regulatory proposals are under consideration by federal, state, local and foreign governments. Laws or regulations may be adopted with respect to the Internet relating to liability for information retrieved from or transmitted over the Internet, user privacy, taxation and the quality of products and services. Moreover, the application to the Internet of existing laws governing issues such as intellectual property ownership and infringement, pornography, obscenity, libel, gaming, employment and personal privacy is uncertain and developing. Any such legislation or regulation, or the application or interpretation of existing laws, may decrease the growth in the use of the Internet in general, prevent us from delivering our content in different parts of the world and increase Jade's costs of selling products or otherwise operating our business.

Several federal, state and foreign statutes prohibit the transmission of indecent, pornographic, obscene or offensive content over the Internet to particular groups or persons. The extent to which these laws apply to us is limited due to the fact that we do not own or display photographic/pictorial content, other than advertising banners that appear on our site. We will use discretion in determining what graphical advertisements will be allowed on our website in order to avoid legal scrutiny. Furthermore we have taken measures, principally the consent form/disclaimer at the entry page to Jade's website to discourage and put users on notice of the adult oriented content of Jade's website in an effort to re-direct users who may be sensitive to certain sexual depictions which may be viewed on our website. In addition some private legal actions have been brought or threatened against libraries and various public facilities that offer unfiltered Internet access. If these statutes are deemed to apply to us and our activities, if new laws or regulations are adopted which are found to apply to Jade's activities, or if caselaw establishes broad limitations on distribution, we may be limited in the types of content and advertisements we make available on our Web sites. In such case we would be compelled to moderate the nature of the contents of the advertising we permit on the site, which may result in a decrease in traffic; if users decide that we are no longer able to serve their personal preferences with respect to the sexual nature of the content and the facility with which they will be able to locate those websites which makes that content available. In addition, some foreign countries, such as Singapore and China, entirely restrict access to our Web sites throughout their countries. If other countries decide to adopt similar policies, our business and financial results may be harmed. Furthermore, legislation regulating online content could limit the growth in use of the Internet generally and decrease the acceptance of the Internet as an advertising and e-commerce medium.

Web sites typically place identifying data, or cookies, on a user's hard drive without the user's knowledge or consent. Our company and many other Internet companies use cookies for a variety of different reasons, including the collection of data derived from the user's Internet activity. Any reduction or limitation in the use of cookies could limit the effectiveness of our sales and marketing efforts. Most currently available Web browsers allow users to remove cookies at any time or to prevent cookies from being stored on their hard drive. Some privacy advocates and governmental bodies have suggested limiting or eliminating the use of cookies. In addition, the European Union and many countries within the EU have adopted privacy directives or laws that strictly regulate the collection and use of information regarding Internet users that is identifiable to particular individuals. Privacy legislation has been proposed in the U.S. as well, and the U.S. Federal Trade Commission has taken action against Web site operators that do not comply with state privacy policies. These and other governmental efforts may limit our ability to target advertising or collect and use information regarding the use of our Web sites. Fears relating to a lack of privacy could also result in a reduction in the number of our users and subscribers which could harm our business and financial results.

                         MANAGEMENT'S PLAN OF OPERATIONS

The following discussion should be read in conjunction with the information contained in the financial statements of Jade and the Notes thereto appearing elsewhere herein.

PLAN OF OPERATIONS

Jade was incorporated in July 2001. Jade operates AskJade.com a specialty search engine for the adult entertainment industry. Its search engine allows Internet users to enter a word, phrase or plain English query describing what they want to locate on the Internet. Its search engine then displays a selection of web sites related to that query. Advertisers can determine exactly where on the results page their web site link will appear for any given query. This is accomplished through an open, automated bidding process. Advertisers submit bids for the amount they will pay for each consumer who clicks-through to their web sites. The highest bidder receives the first listing with all other bidders listed in descending bid order.

Jade's plan of operations for the next twelve months is to become a leading internet portal for adult oriented content and to benefit from additional advertising and sponsorship opportunities and expanded e-commerce offerings. Jade seeks to recruit advertisers to utilize its services primarily through direct sales efforts. Jade targets adult entertainment e-commerce businesses and advertisers who it locates through online and off-line research An introduction to its service is made directly to the potential advertiser, utilizing e-mail. Its AskJade.com search listing paid click-through revenue is determined by multiplying the number of paid introductions/click-throughs on paid search results by the amounts bid for applicable keywords. Our services are designed to connect consumers who are most likely to purchase specific goods and services to businesses that provide those goods and services.

Search is a large and growing market. In the United States alone, hundreds of millions of searches each day are conducted on the Internet. Jade believes a substantial portion of these searches are commercial in nature. Commercial search queries, we believe, are best served by paid search, which Jade defines, generally, as targeted advertising paid pr lead. It believes that paid search is one of the fastest growing segment of Internet search. In its view, improvements in the quality, relevance, breadth and depth of paid listings will likely drive growth of paid introductions on commercial inquiries.

In addition, Jade also believes that the price per paid introduction that advertisers pay will continue to grow. Relative to alternatives, a lead on AskJade.com at an average price of $.03 is less expensive, yet more targeted and measurable than other direct sales methods.

Jade believes that paid search is a relatively untapped market for many advertisers. Pay-For-Performance search has only been introduced recently and we believe that there are many large advertisers that still have not contributed portions of their marketing budget to Internet advertising and more specifically paid search, but will as the Internet becomes a more acceptable medium for advertising goods and services.

Jade also believes that its business will continue to experience growth outside of the United States as Internet usage and e-commerce development continue to grow in other countries.

Datamonitor, a leading internet research firm, estimates that $3.1 billion of the projected $5.4 billion of paid online content projected for 2003 will be attributable to adult content.

Jade is in the process of employing a broad based affiliate program which drives traffic to the AskJade.com site and also functions as an online branding program, by placing the AskJade.com logo on numerous sites around the web. Any website owner can become an affiliate simply by placing a uniquely generated computer generated tag on their website which forwards the user to the AskJade.com website. Jade currently have 50 affiliates in our affiliate program that have signed up through our website. These affiliates generate revenue either on a per search basis or through revenue sharing on paid click-throughs. Furthermore Jade plans to establish other affiliate programs to link our advertisers to consumers who may not otherwise use the AskJade.com search engine. We also plan to develop affiliate relationships with other heavily trafficked sites, browsers, community portals and Internet service providers. Central to Jade's Internet- based marketing is an additional affiliate program that allows other web sites to place the AskJade.com search interface on their web pages in the form of small boxes or banners.

Jade plans to utilize traditional media strategies to generate unique users for the AskJade.com search engine. To build brand awareness with consumers and drive traffic to the AskJade.com web site, we use off-line media including:

public relations, telemarketing, radio and outdoor advertising in key markets. Jade believes off-line media has proven to be highly effective for online media companies. Jade's online advertising includes targeted e-mail, banners and our affiliate program.

Its objective is to expand advertiser participation and increase business and consumer transactions through our AskJade.com search engine. Jade believes that if it builds a solid foundation of active bidders and users, it will stimulate growth which should increase the efficiency of its service. A large and active base of advertisers will enable it to generate more relevant search results for consumers, which in turn should increase the number of consumers utilizing its services and clicking through on bided results.

The search results in the AskJade service are prioritized for consumers by the amount the advertiser has bid for placement in the keyword market. Advertisers are listed in descending order of their bid, with the highest bidder appearing as the first search listing in the search results. Bids may be expressed either as the amount the advertiser pays Jade each time there is a click on the advertisers search listing or as the maximum amount the advertiser is willing to pay for a click on the advertisers search listing. Advertisers pay Jade only when a click-through occurs on the advertisers search listing. Advertisers may see the bids of other advertisers on their keywords, enabling the advertiser to determine his or her own bid necessary to achieve a desired ranking, which instills competition among advertisers and promotes greater relevance for consumers.

Jade seeks to attract advertisers who want to drive highly targeted leads to their Web sites. Advertisers utilize Jades self-service tools to open and manage accounts online through our automated Web-based account management tool that offers several tracking, bid management and measurement features. By automating the sales and maintenance of many of its advertiser accounts, Jade gives businesses greater control over the advertising process, while leveraging the scalable nature of its business.

Potential advertisers find AskJade.com directly, through third-party referral programs, through our direct sales efforts and through a variety of direct marketing activities. Currently, all new U.S. AskJade advertisers must commit to a minimum spend of $25 which is pre-paid by credit card.

Jade makes its services available to consumers and businesses, affiliates and advertisers through a combination of its own proprietary technology and commercially available technology from industry providers. Jade also relies upon third parties to provide hosting services, including hardware support and service and network coordination.

Any disruption in Internet access or other services provided by third parties could have a material adverse effect on our business. Jade is undertaking initiatives to develop and implement business continuity, improve data retention, create backup and recovery processes and systems and standardize technology platforms.

Jade seeks to protect its copyrights, service marks, trademarks and trade secrets through a combination of laws and contractual restrictions. For example, we attempt to register our trademarks and service marks in the United States and other countries throughout the world. However, effective trademark, service mark, copyright and trade secret protection may not be available in every country in which our services are made available online.


From inception through September 30, 2003, Jade generated $18,637 in revenue. During that period the Company had net losses of $171,630.

MANAGEMENT'S PLAN OF OPERATIONS

         The following discussion should be read in conjunction with the information contained in the financial statements of Jade and the Notes thereto appearing elsewhere herein.

RESULTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

            Net revenues increased by 293% from approximately $1452 for the nine months ended September 30, 2002 to approximately $5708 for the nine months ended September 30, 2003. The minor increase in revenues was a result of increased marketing and advertising efforts.

            Cost of revenues as a percent of net revenues decreased from 200% of net revenues for the nine months ended September 30, 2002 to 15% of net revenues for the nine months ended September 30, 2003. The decrease was due to higher margin revenues.

            Selling, general and administrative expenses decreased from approximately $16,217, or 1,117% of net revenues for the nine months ended September 30, 2002, to approximately $8433, or 148% of net revenues for the nine months ended September 30, 2003, mainly due to the reduction of rent expense and salary expense.

            Net loss decreased from approximately $17,798 for the nine months ended September 30, 2002 to approximately $3626 for the nine months ended September 30, 2003. The increase was a result of improved margin revenues as well as the reduction of selling, general and administrative expenses for the nine months ended September 30, 2003.


LIQUIDITY AND CAPITAL RESOURCES


Jade was incorporated on July 5, 2001 in New York as a "c" corporation for the purpose of creating, launching and developing an online specialized search directory.

Click-through revenue or earned revenue is calculated by multiplying the number of click-through of an advertisers advertisement/link by the respective bid price for that advertisement. Deferred revenue represents, advertising sold but not yet earned.


Our initial selling efforts have resulted in 372 advertiser accounts, advertisers fund their accounts in denominations of $25, $50 or $100 and can increase account balances and pay-for-position bids at any time.

Advertiser accounts are non-refundable; in the event of early termination of an advertiser account the unearned balance in the advertisers account will be forfeited to the Company. Of the current 372 advertiser funded accounts we estimate that we realized revenues as a result of activity on 254 of our advertisers ad placements. We do not enter into long term contracts and due to the young age of our company and our uncertainty as to the amount of traffic to our website and the frequency of searches for specific terms, we may be unable to predict the rate at which click-through will occur thus creating uncertainty in our revenue stream.

The Company expects to fund development expenditures and incur losses until it is able to generate sufficient income and cash flows to meet such expenditures and other requirements. The Company does not currently have adequate cash reserves to continue to cover such anticipated expenditures and cash requirements. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern.

The discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to income tax and marketing related agreements with our affiliates. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Jade is dependent on the Jade Merger with the Company which will provide it with the necessary capital through the proceeds of the Private Placement Securities to implement its business plan as outlined above.

HISTORICAL FINANCIAL INFORMATION

The Historical Financial Statements required by item 310(c) of Regulation S-B pertaining to Jade are part of this Information Statement.

INFORMATION ABOUT MARKETSHARE


MarketShare Recovery, Inc. was incorporated in New York in November 2000. It's principal executive office is located at 95 Broadhollow Road, Suite 101, Melville, New York 11747. It's telephone number is (631) 385-0007. Market Share Recovery, Inc. is a provider of online direct marketing solutions for enterprises. Its solutions enable corporations to create and deliver online direct marketing programs that drive revenue, influence behavior and deepen customer relationships. Its solutions provide customer insight and powerful program execution through a combination of hosted applications and technology infrastructure.


Pursuant to an Acquisition Agreement and Plan of Merger dated June 13, 2003 (the "Merger Agreement"), by and among Health & Leisure, Inc (the "Registrant"); Venture Sum, Inc., a Delaware corporation and a wholly owned subsidiary of Registrant ("Mergerco"); and MarketShare Recovery, Inc., a New York corporation, ("MKSR"), Mergerco merged with and into MKSR, and MKSR became a wholly owned subsidiary of the Registrant. The merger became effective June 13, 2003, (the "Effective Date,") however closing of the Agreement occurred on July 15, 2003.

In accordance with the Agreement, Messrs. Robert Feldman, Arthur Aaronson, James
S. Koroloff, Burton Schildhouse and Donald S. Franklin resigned as directors and officers and appointed Ray Barton and Timothy Schmidt as directors of the Company. Messrs Barton and Schmidt have assumed the roles of chief executive officer and Chief operating officer, respectively.

DEVELOPMENT OF MARKETSHARE'S BUSINESS AND PRODUCTS

Since MarketShare's inception in November 2000, its founders have focused their efforts principally on developing on-line marketing programs. The majority of its e-marketing clients to date have been online business-to-consumer retailers. It intends to expand its presence among clients in other consumer markets, in markets where the customers are businesses rather than consumers, and in international markets. If this strategy fails, the market for its services and its potential revenue will be limited. It has limited experience in these markets and may encounter obstacles which it has not anticipated.

ANTICIPATED ACCOUNTING TREATMENT

We expect to account for the MarketShare Acquisition as a recapitalization of the equity of MarketShare, in which in principle is equivalent to the issuance of stock by the Company for the net monetary assets of MarketShare. Such assets do not include the $125,000 note payable by MarketShare Reovery, Inc., the parent of MarketShare. We will apply this accounting treatment because the company is a non-operating public shell and because the MarketShare stockholder will

DISTRIBUTION

Marketshare is highly dependent on technologies it licenses which enable it to send email through the internet and allow us to offer a variety of targeted marketing capabilities. Its market is evolving, and we may need to license additional technologies to remain competitive. However, it may not be able to license these technologies on commercially reasonable terms or at all. Its inability to obtain any of these licenses could delay the development of its services until equivalent technology can be identified, licensed or developed and integrated.

COMPETITION

The market for e-marketing is intensely competitive, rapidly evolving and experiences rapid technological change. MarketShare expects the intensity of competition to increase significantly in the future because of the attention the internet has received as a medium for advertising and direct marketing and because there are no significant barriers to entry into our market. Intense competition may result in price reductions, reduced sales, gross margins and operating margins, and loss of market share.

MarketShare's principal competitors include:

- Providers of e-marketing solutions such as @Once, Acxiom and its affiliate Bigfoot, Exactis.com, Kana Communications, L-Soft, Media Synergy, MessageMedia, Digital Impact, CoolSavings, NetCreations, Responsys.com and YesMail.com.

- The in-house information technology departments of our existing and prospective clients.

In addition, MarketShare expects competition to persist and intensify in the future, which could harm its ability to increase sales and maintain our prices. In the future, it may experience competition from Internet service providers, advertising and direct marketing agencies and other large established businesses such as America Online, DoubleClick, Microsoft, IBM, AT&T, Yahoo!, ADVO and the Interpublic Group of Companies. Each of these companies possess large, existing customer bases, substantial financial resources and established distribution channels and could develop, market or resell a number of e-marketing solutions. These potential competitors may also choose to enter the market for e-marketing by acquiring one of Marketshare'sexisting competitors or by forming strategic alliances with these competitors. Any of these occurrences could harm MarketShare's ability to compete effectively.

The market for e-marketing is new and rapidly evolving, and our business will be harmed if sufficient demand for our services does not develop. Our current and planned services are very different from the traditional methods that many of our clients have historically used to attract new customers and maintain customer relationships. Demand for e-marketing, including our services, may not materialize for several reasons, including:

- Businesses that have already invested substantial resources in other methods of marketing and communications may be reluctant to adopt new marketing strategies and methods.

- Consumers and businesses may choose not to accept e-marketing messages.

- Businesses may elect not to engage in e-marketing because consumers may confuse permission-based email services with unsolicited commercial email.

- The effectiveness of direct marketing through the use of emails may diminish significantly if the volume of direct marketing email saturates consumers.

There is a substantial risk of litigation regarding intellectual property rights in MarketShare's industry. A successful claim of technology infringement against it and its failure or inability to license the infringed or similar technology could harm its business. MarketShare expects that its technologies may experience an increase in third-party infringement claims as the number of our competitors grows. In addition, MarketShare believes that many of its competitors have filed or intend to file patent applications covering aspects of their technology that they may claim MarketShare's intellectual property infringes. MarketShare cannot be certain that third parties will not make a claim of infringement against it relating to its technology. Any claims, with or without merit, could:

- Be time-consuming and costly to defend.

- Divert management's attention and resources.

- Cause delays in delivering services.

- Require the payment of monetary damages which may be tripled if the infringement is found to be willful.

- Result in an injunction which would prohibit MarketShare from offering a particular service.

- Require MarketShare to enter into royalty or licensing agreements which, if required, may not be available on acceptable terms.

GOVERNMENT REGULATION AND INDUSTRY STANDARDS

Legislation has recently been enacted in several states restricting the sending of unsolicited commercial email. We cannot assure you that existing or future legislation regarding commercial email will not harm MarketShare's business. The federal government and several other states are considering, or have considered, similar legislation. These provisions generally limit or prohibit both the transmission of unsolicited commercial emails and the use of forged or fraudulent routing and header information. Some states, including California, require that unsolicited emails include opt-out instructions and that senders of these emails honor any opt-out requests.

MarketShare's business could be negatively impacted by new laws or regulations applicable to e-marketing or the internet, the application of existing laws and regulations to e-marketing or the internet or the application of new laws and regulations to our business as MarketShare expands into new jurisdictions. There is a growing body of laws and regulations applicable to access to or commerce on the Internet. Moreover, the applicability to the Internet of existing laws is uncertain and may take years to resolve. Due to the increasing popularity and use of the internet, it is likely that additional laws and regulations will be adopted covering issues such as privacy, pricing, content, copyrights, distribution, taxation antitrust, characteristics and quality of services and consumer protection. The adoption of any additional laws or regulations may impair the growth of the internet or e-marketing, which could, in turn, decrease the demand for its services and prohibit, limit or increase MarketShare's cost of doing business.

MarketShare's clients' promotion of their products and services may not comply with federal, state and local laws. MarketShare cannot predict whether its role in facilitating these marketing activities would expose it to liability under these laws. Any claims made against MarketShare could be costly and time-consuming to defend. If MarketShare is exposed to this kind of liability, MarketShare could be required to pay substantial fines or penalties, redesign our business methods, discontinue some of our services or otherwise expend resources to avoid liability. MarketShare's services involve the transmission of information through the internet. Its services could be used to transmit harmful applications, negative messages, unauthorized reproduction of copyrighted material, inaccurate data or computer viruses to end-users in the course of delivery. Any transmission of this kind could damage its reputation or could give rise to legal claims against it, both from governmental authorities and private parties. MarketShare could spend a significant amount of time and money defending against these legal claims.

MANAGEMENT'S PLAN OF OPERATIONS

The following discussion should be read in conjunction with the information contained in the financial statements of MarketShare and the Notes thereto appearing elsewhere herein.

RESULTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

Net revenues increased by 368% from approximately $66,000 for the three months ended September 30, 2002 to approximately $308,000 for the three months ended September 30, 2003. The improvement in revenues was a result of revenue from new customers in which MarketShare is paid in freely-tradable marketable securities.

Cost of revenues as a percent of net revenues decreased from 85% of net revenues for the three months ended September 30, 2002 to 80% of net revenues for the three months ended September 30, 2003.

Selling, general and administrative expenses increased from approximately $19,000, or 28% of net revenues for the three months ended September 30, 2002, to approximately $65,000, or 21% of net revenues for the three months ended September 30, 2003 mainly due to MarketShare hiring outside consultants to implement business plans as well as to bring in business in 2003.

Net loss increased from approximately $9,000 for the three months ended September 30, 2002 to approximately $1,993,000 for the three months ended September 30, 2003. The increase was a result of the compensatory element of stock issuances of $1,964,739 for the three months ended September 30, 2003.

NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

Net revenues increased by 147% from approximately $241,000 for the nine months ended September 30, 2002 to approximately $595,000 for the nine months ended September 30, 2003. The improvement in revenues was a result of revenue from new customers in which MarketShare is paid in freely-tradable marketable securities.

Cost of revenues as a percent of net revenues improved from 78% of net revenues for the nine months ended September 30, 2002 to 72% of net revenues for the nine months ended September 30, 2003. The improvement was due to higher margin revenues.

Selling, general and administrative expenses increased from approximately $55,000, or 23% of net revenues for the nine months ended September 30, 2002, to approximately $143,000, or 24% of net revenues for the nine months ended September 30, 2003, mainly due to the Company hiring outside consultants to implement business plans as well as to bring in business in 2003.

Net loss increased from approximately $2,500 for the nine months ended September 30, 2002 to approximately $1,948,000 for the nine months ended September 30, 2003. The increase was a result of the compensatory element of stock issuances of $1,964,739 for the nine months ended September 30, 2003.

                         LIQUIDITY AND CAPITAL RESOURCES

Cash provided by operating activities during the nine months ended September 30, 2003 amounted to approximately $12,000. MarketShare had cash and marketable securities of approximately $17,000 and $5,000, respectively, at September 30, 2003, as compared to approximately $5,000 and $65,000, respectively, at December 31, 2002.

MarketShare has no planned significant capital expenditures. Furthermore, the Company believes that its available cash and marketable securities and cash from operating activities are sufficient to fund its operations over the next twelve months.

MarketShare plans to significantly expand its operations, and it will need to hire additional personnel as our business grows. The volume of emails MarketShare is sending has grown significantly and it expects this volume to continue to grow. It will need to enhance its services to handle both any increased email volume and the increased level of response from consumers that are generated by this volume. In addition, as it seeks to grow its base of clients, it must add client services personnel to handle the increased volume of emails and campaigns. In particular, it has experienced difficulties in hiring highly skilled technical and client services personnel due to significant competition for experienced personnel in its market. MarketShare plans on utilizing cash flow from its business operations and proceeds from the Private Placement Securities to fund the expansion of its online marketing business.

                        HISTORICAL FINANCIAL INFORMATION

The Historical Financial Statements required by Item 310 (c) of Regulation S-B pertaining to each of Jade and MarketShare are part of this Information Statement.

                              PRO FORMA INFORMATION

The Pro Forma Financial Information required by Item 310(d) of Regulation S-B showing the effect on the Company and Jade and MarketShare of the Jade Merger and the MarketShare Acquisition are part of this Information Statement.

                              AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Commission. The Registration Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Office located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may be obtained from the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room is available by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet site where the Registration Statement and other information filed with the Commission may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.

               INFORMATION ACCOMPANYING THIS INFORMATION STATEMENT


The following documents filed with the Commission are incorporated by reference and are being mailed to the Company's shareholders along with this Information
Statement:


1. Form 10-KSB report for the year ended December 31, 2002.

2. Form 10-QSB report for the nine months ended September 30, 2003.


Andrew J. Schenker, Sole Director

January ___, 2004


ATTACHMENTS:

Appendix A - Form of Amended and Restated Certificate of Incorporation (1) Appendix B - 2003 Equity Incentive Plan (1)

(1) Previously filed.

                         JADE ENTERTAINMENT GROUP, INC.
                          (A Development Stage Company)

                         CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                           September 30, 2003 and 2002

                                                  JADE ENTERTAINMENT GROUP, INC.
                                                   (A Development Stage Company)

                                                                        CONTENTS
--------------------------------------------------------------------------------

                                      INDEX

                                                                            Page
                                                                            ----
FINANCIAL STATEMENTS (UNAUDITED)

CONDENSED BALANCE SHEET                                                       1
CONDENSED STATEMENTS OF OPERATIONS                                            2
     For the Nine Months Ended September 30, 2003 and 2002 and for the
     Cumulative Period (July 5, 2001 to September 30, 2003)

CONDENSED STATEMENTS OF CASH FLOWS                                            3
     For the Nine Months Ended September 30, 2003 and 2002 and for the
     Cumulative Period (July 5, 2001 to September 30, 2003)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS                            4-8

                                                  JADE ENTERTAINMENT GROUP, INC.
                                                   (A Development Stage Company)

                                                         CONDENSED BALANCE SHEET
                                                                     (Unaudited)

                                                              September 30, 2003
--------------------------------------------------------------------------------

                                 ASSETS

CURRENT ASSETS
  Cash                                                             $  50,159
  Other current assets                                                   290
                                                                   ---------

    TOTAL ASSETS                                                                        $ 50,449
                                                                                        ========


                LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES

  Note payable                                                     $  50,000
  Accrued expenses                                                     3,635
                                                                   ---------

    TOTAL LIABILITIES                                                                   $ 53,635

STOCKHOLDERS' DEFICIENCY

  Common stock, par value $0.001; 10,000,000 shares
    authorized; 2,169,682 shares issued and outstanding                2,169
  Additional paid - in capital                                       166,275
  Deficit accumulated during the development stage                  (171,630)
                                                                   ---------

TOTAL STOCKHOLDERS' DEFICIENCY                                                            (3,186)
                                                                                        --------

    TOTAL LIABILITIES AND
      STOCKHOLDERS' DEFICIENCY                                                          $ 50,449
                                                                                        ========

                                    See notes to condensed financial statements.

                                                  JADE ENTERTAINMENT GROUP, INC.
                                                   (A Development Stage Company)

                                              CONDENSED STATEMENTS OF OPERATIONS
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                                     Cumulative Period
                                   For the Nine-Months Ended          July 5, 2001 to
                                          September 30,                September 30,
                                   2003                 2002                2003
                                 ---------           ---------           ---------
REVENUE - NET                    $   5,708           $   1,452           $  18,637

COST OF REVENUE                        901               3,033              15,237
                                 ---------           ---------           ---------
    GROSS PROFIT (LOSS)              4,807              (1,581)              3,400

SELLING , GENERAL AND
  ADMINISTRATIVE EXPENSES            8,433              16,217             175,030
                                 ---------           ---------           ---------
    NET LOSS                     $  (3,626)          $ (17,798)          $(171,630)
                                 =========           =========           =========

                                    See notes to condensed financial statements.

Draft 1

                                                  JADE ENTERTAINMENT GROUP, INC.
                                                   (A Development Stage Company)

                                              CONDENSED STATEMENTS OF CASH FLOWS
                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                                                                Cumulative Period
                                                             For the Nine-Months Ended           July 5, 2001 to
                                                                  September 30,                  September 30,
                                                             2003                2002                 2003
                                                           ---------           ---------           ---------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                 $  (3,626)          $ (17,798)          $(171,630)
    Adjustments to reconcile net loss to net cash
      used in operating activities:
    Services received in exchange for stock                       --                  --               6,400
    Changes in operating assets and liabilities:
    Other current assets                                        (290)                 --                (290)
    Accrued expenses                                           3,635                  --               3,635
    Deferred revenue                                          (1,800)                 --                  --
                                                           ---------           ---------           ---------

      NET CASH USED IN
        OPERATING ACTIVITIES                                  (2,081)            (17,798)           (161,885)
                                                           ---------           ---------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES

  Proceeds from note payable                                  50,000                  --              50,000
  Proceeds from issuance of common stock                          --              17,986             162,044

      NET CASH PROVIDED BY
        FINANCING ACTIVITIES                                  50,000              17,986             212,044
                                                           ---------           ---------           ---------

      NET INCREASE IN CASH                                    47,919                 188              50,159

CASH - Beginning                                               2,240               5,002                  --
                                                           ---------           ---------           ---------

CASH - Ending                                              $  50,159           $   5,190           $  50,159
                                                           =========           =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the period for:
    Interest                                               $      --           $      --           $      --
    Income Taxes                                           $      --           $      --           $      --

  Non-cash investing and financing activities:
    Stock issued for services                              $      --           $      --           $   6,400

                                    See notes to condensed financial statements.

                                                  JADE ENTERTAINMENT GROUP, INC.
                                                   (A Development Stage Company)

                                         NOTES TO CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                     (Unaudited)


NOTE 1 - Basis of Presentation

       The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial statements and with the instructions to schedule. Accordingly, they do not include all of the information and disclosures required for annual financial statements.

       In the opinion of the Company's management, all adjustments (consisting of normal recurring accruals) necessary to present fairly the Company's financial position as of September 30, 2003 and the results of operations and cash flows for the nine-month periods ended September 30, 2003 and 2002 and for the period July 5, 2001 through September 30, 2003 have been included.

NOTE 2 - Nature of Business

       Jade Entertainment Group, Inc. (a development stage company as defined in Statement of Financial Accounting Standard No. 7) (the "Company") was incorporated in the state of New York, on July 5, 2001. The Company since inception has been developing its technology, marketing its website to potential advertisers and building consumer awareness of the Company's website and services. The Company's website, AskJade.com, is a specialty search engine for the adult entertainment industry. Its search engine allows Internet users to enter a word, phrase or plain English query describing what they want to located on the Internet. Its search engine then displays a selection of websites related to that query. None of its planned principal operations have commenced. All losses accumulated since inception has been considered as part of the Company's development stage activities.

       The accompanying condensed financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, assuming that the Company will continue as a going concern. For the nine months ended September 30, 2003 and 2002, the Company had incurred losses of approximately $3,600 and $17,800, respectively. As of September 30, 2003, the Company had a stockholders' deficiency of approximately $3,200. These factors raise substantial doubt about the Company's ability to continue as a going concern.

       The Company's ability to continue as a going-concern is dependent upon obtaining additional financing and the successful completion of a merger or acquisition transaction. The condensed financial statements do not include any adjustments that might result from the outcome of this uncertainty. No assurance can be provided that the Company will be successful in obtaining additional financing or be successful in marketing its website and related services.

                                                  JADE ENTERTAINMENT GROUP, INC.
                                                   (A Development Stage Company)

                                         NOTES TO CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                     (Unaudited)


NOTE 3 - Summary of Significant Accounting Policies

       Use of Estimates

       The preparation of the condensed financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

       Revenue Recognition

       Revenue is recognized when earned based on paid introduction. Banner advertisement revenue is recognized when earned under the terms of the contractual arrangement with the advertiser.

       Website Development Costs

       The Company recognizes the costs associated with developing a website in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". Relating to website development costs the Company follows the guidance pursuant to the Emerging Issues Task Force (EITF) No. 00-2, "Accounting for Website Development Costs". Internal costs related to the development of website content are expensed as incurred.

       Advertising Costs

       Advertising costs are expensed as incurred.

       Income Taxes

       The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). SFAS No. 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities and for the expected future tax benefits to be derived from tax loss and tax credit carryforwards. SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

                                                  JADE ENTERTAINMENT GROUP, INC.
                                                   (A Development Stage Company)

                                         NOTES TO CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                     (Unaudited)


NOTE 3 - Summary of Significant Accounting Policies, continued

       Impact of Recently Issued Accounting Standards

       In April 2002, the Financial Accounting Standards Board ("FASB") issued SFAS No. 145, "Rescission of FASB Statement No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections". SFAS No. 145 requires that gains and losses from extinguishment of debt be classified as extraordinary items only if they meet the criteria in Accounting Principles Board Opinion No. 30 ("Opinion No. 30"). Applying the provisions of Opinion No. 30 will distinguish transactions that are part of an entity's recurring operations from those that are unusual and infrequent that meets the criteria for classification as an extraordinary item. The adoption of SFAS No. 145 did not have a material impact on the Company's financial position and results of operations.

       In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 addresses accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (Including Certain Costs Incurred in a Restructuring)". SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value when the liability is incurred. SFAS No. 146 is effective for exit or disposal activities that are initiated after March 31, 2003, with early application encouraged. The Company adopted this statement on January 1, 2002.

       In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantee and elaborates on existing disclosure requirements related to guarantees and warranties. The initial recognition requirements of FIN 45 are effective for guarantees issued or modified after March 31, 2003 and adoption of the disclosure requirements are effective for the Company during the first quarter ending January 31, 2003. The adoption of FIN 45 did not have a material impact on the Company's financial position and results of operations.

       On December 31, 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. SFAS No. 148 amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, Interim Financial Reporting, to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements.

                                                  JADE ENTERTAINMENT GROUP, INC.
                                                   (A Development Stage Company)

                                         NOTES TO CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                     (Unaudited)


NOTE 3 - Summary of Significant Accounting Policies, continued

       Impact of Recently Issued Accounting Standards, continued

       While the statement does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123, or the intrinsic value method of APB Opinion No. 25. The Company will continue to account for stock-based compensation according to APB Opinion No. 25. The adoption of SFAS No. 148 did not have an impact on net income or proforma net income applying the fair value method as the Company did not have stock-based compensation for the nine months ended September 30, 2003 and 2002.

       In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after December 15, 2003. The Company does not expect the adoption of FIN 46 will have a significant impact on its financial position or results of operations.

       In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The statement amends and clarifies accounting for derivative instruments, including certain derivatives instruments embedded in other contracts and for hedging activities under SFAS No. 133. This statement is effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003 the guidance should be applied prospectively. The provisions of this statement that relate to SFAS No. 133, Implementation Issues, that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with respective effective dates. In addition, certain provisions relating to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to existing contracts as well as new contracts entered into after June 30, 2003. The adoption of SFAS No. 149 is not expected to have an impact on the Company's financial position and results of operations.

                                                  JADE ENTERTAINMENT GROUP, INC.
                                                   (A Development Stage Company)

                                         NOTES TO CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                     (Unaudited)


NOTE 3 - Summary of Significant Accounting Policies, continued

       Impact of Recently Issued Accounting Standards, continued

       In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity". SFAS No. 150 establishes standards for classification and measurement in the statement of financial position of certain financial instruments with characteristics of both liabilities and equity. It requires classification of a financial instrument that is within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and, otherwise, is effective at the beginning of the first interim period beginning after June 15, 2003. The Company adopted SFAS No. 150 in the quarter ended September 30, 2003. The adoption did not have an impact on the condensed financial statements.

NOTE 4 - Note Payable and Business Combination

       On September 30, 2003, in connection with the merger discussed in Note 5, Dominix Inc. ("Dominix") advanced to the Company $50,000, which it received from a third party investor, in exchange for a promissory note. The note bears interest at 8% per annum and was contributed to capital by Dominix in December 2003.

NOTE 5 - Subsequent Event

       Business Combination

       On December 5, 2003, the Company closed a business combination with Dominix, a company whose shares trade on the OTC bulletin board under the ticker symbol "DMNX", whereby Dominix acquired 100% of the Company's Common Stock in exchange for 85,000,000 shares of Dominix's Common Stock and 82,167 of Dominix's Series B Preferred Stock convertible into 997,675,000 shares of Dominix's Common Stock totaling approximately 50% of Dominix's Common Stock outstanding on a fully diluted basis.

                          JADE ENTERTAINMENT GROUP INC

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

INDEX TO FINANCIAL STATEMENTS

Report of Independent Auditors          F-2

FINANCIAL STATEMENTS:
Balance Sheets                          F-3
Income Statement                        F-4
Statements of Operations                F-5
Notes to Financial Statements           F-6

INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Jade Entertainment Group, Inc.
(A Development Stage Company)
Melville, New York

We have audited the accompanying consolidated balance sheet of Jade Entertainment Group, Inc. (a development stage company) as of December 31, 2002, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 2002 and 2001 and from inception on July 5, 2001 through December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jade Entertainment Group, Inc. (a development stage company) as of December 31, 2002 and the consolidated results of their operations and their cash flows for the years ended December 31, 2002 and 2001, and from inception on July 5, 2001 through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the footnotes to the consolidated financial statements, the Company has had limited operations and limited capital which together raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in the footnotes to the financial statements. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Eisner CPA PC
429 ATLANTIC AVENUE
FREEPORT, NY 11520

April 25, 2003

CERTIFIED PUBLIC ACCOUNTANTS
429 ATLANTIC AVENUE FREEPORT, NY 11520
TEL. (516) 623-4900 FAX: (516) 623 4996

                         JADE ENTERTAINMENT GROUP, INC.
                          (A Development Stage Company)


  BALANCE SHEET
DECEMBER 31 2002

ASSETS

CURRENT ASSETS
 Cash                                            $   2,240
Total current assets                             $   2,240
  TOTAL ASSETS                                   $   2,240

LIABILITIES AND STOCKHOLDERS'EQUIT

CURRENT LIABILITIES                              $   1,800

Deferred revenue

TOTAL LIABILITIES                                $   1,800

STOCKHOLDERS' EQUITY
Common Stock,$0.001 par value;
10,000,000 shares authorized;
2,134,341 shares issued and
Outstanding                                      $   2,134
Paid in Surplus                                    161,309
Retained Earnings                                 (158,443)
Current Income (Loss)                            ($  4,560)

TOTAL STOCKHOLDERS' EQUITY                       $     440
TOTAL LIABILITIES & STOCKHOLDERS'EQUITY          $   2,240

                          JADE ENTERTAINMENT GROUP INC
                                Income Statement
                     For the Period Ended December 31, 2002


                                          12 Months Ended
                                            Dec 31, 2002

Sales                                        12,595.00
Total Income                                 12,595.00
Cost of Sales
Hosting Expenses                              9,335.90
Total Cost Of Sales                           9,335.90
Gross Profit                                  3,259.10
Operating Expenses
Accounting                                    2,750.00
Advertising                                   3,336.87
Auto                                            289.58
Bank Charges                                    163.90
Computer Service & Programming                1,234.00
Consulting                                    6,794.01
Legal                                        13,800.00
Licenses and Fees                             1,035.00
Marketing                                    36,805.99
Office Expense                                7,390.76
Rent                                         10,928.07
Salaries and Wages                           13,750.00
Supplies                                        315.88
Taxes - Payroll                               1,456.38
Taxes - Other                                   205.00
Telephone                                     4,117.56
Travel                                        6,441.69
Total Expenses                              110,814.69
Operating Income                           (107,555.59)
Net Income (Loss)                          (107,555.59)

                         JADE ENTERTAINMENT GROUP, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
                                December 31, 2002


                                                  Three Months        July 05, 2001
                                                      Ended            Inception to
                                                 December 31 2002    December 31 2002
                                                 ----------------    ----------------
Sales                                                 7,181               12,930
Cost of Sales                                         1,476                9,336
Gross Gain\Loss                                       5,705                3,594
General & Administrative Expenses                   (10,265)             166,598
NET GAIN (LOSS)                                      (4,560)            (163,004)
Basic and diluted net loss per share                                       (0.02)

Weighted shares used in the computation
Of basic and diluted loss per share               2,134,031

JADE ENTERTAINMENT GROUP INC
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT
DECEMBER 31 2002

---------------------------


NOTE I  NATURE OF OPERATIONS
Jade Entertainment Group, Inc. (A Development Stage Company) (The "Company") was incorporated in the state of New York, on July 5, 2001. The Company plans to launch an Internet search engine to assist and attract the people requesting information on finding specific adult content on the Internet. The Company plans to use the website to earn income from companies who are prepared to pay to have Web advertising in the form of positions on the search engine or banners on the website selling their products or services. The Company plans to solicit advertisers that are targeting sales of their products and services to people using the Company's website. The Company's website address is www.askjade.com.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates, which have been made using careful judgment.

Development Stage Company

The Company is a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company is devoting substantially all of its current efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception has been considered as part of the Company's development stage activities.

   Since formation, the Company's operations have been devoted primarily to:

        Raising capital

        Developing its product

        Obtaining financing

        Developing its marketing plan

        Developing its accounting system
These statements are presented on the basis that the Company will continue as a going concern. This contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. As shown in the accompanying financial statements, the Company has incurred net losses since its inception and minimal revenues.

The Company's plan to fund its future operations and activities is based upon obtaining additional equity financing in order for the Company to implement its business plan and generate sufficient revenues to maintain profitable operations. There can be no assurance that the Company's plan will be adequately implemented even if sufficient funds are obtained. Further, any additional equity financing if obtained may be dilutive to existing stockholders.

If the Company is unable to obtain sufficient additional equity financing, the Company is expected to operate under a more moderate business plan in order to reduce operating costs while trying to slowly increase revenues and working capital.

These factors, as well as the Company's ability to obtain adequate stockholder capital contributions, future equity funding and achieve and maintain profitable operations, raise substantial doubt about the Company's ability to continue Es a going concern. The financial statements do not include any adjustments that night result from the outcome of these uncertainties.

B)      Revenue Recognition

 The Company generates revenue from fees charged to clients for predetermined click-through rates charged to its clients and banner advertisement on the AskJade.com search engine.

 Revenue from click-through rates is recognized as it's generated in accordance with the terms of its agreement. Additionally, revenue from banner advertisements is recognized in accordance with the terms of the advertising agreement and when services are provided.

JADE ENTERTAINMENT GROUP INC
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT
DECEMBER 31 2002

---------------------------


C)      Deferred Revenue

Deferred revenue represents advance deposits received from the Company's clients for future click-through for search listing advertisements on the askjade.com search engine. Revenue is recognized as click-through are made to a client's website.

D) Income Taxes

The Company has adopted Statement of Financial Accounting Standards no. 109 "Accounting for Income Taxes "(SFAS 109)". SFAS No. 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns.

Deferred tax liabilities and assets are determined based on temporary differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax liabilities and assets of a change in tax rates is recognized in income in the period that includes the enactment date.

 If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized. Since it is a development stage company, a 100% valuation allowance has been recognized for the period presented.

E) Net Loss Per Share

 Earnings per share are determined in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share". This statement establishes standards for computing and presenting earnings per share ("EPS"). It replaces the presentation of primary EPS with a presentation of basic EPS.

 The net loss per share is computed by dividing the net loss for the period by the weighted average number of shares outstanding (as adjusted retroactively for the dilutive effect of common stock options) for the period plus the dilutive effect of outstanding common stock options and warrants considered to be common stock, equivalents. Stock options and other common stock equivalents are excluded from the calculations, as their effect would be anti-dilutive. Common stock issued for nominal consideration is deemed outstanding for all historical periods.

F) Use of Estimates

 The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the related reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates made in preparation of the financial statements.

NOTE 3  INCOME TAXES
 The Company has a net loss of $107,556 for the period ended December 31, 2002 The resulting deferred tax asset has been offset by a valuation allowance equal to the deferred tax asset, as the realization of such deferred tax asset is uncertain.

NOTE 4 The Factors described above in "Limited History of Operations; Net
Losses: Company is a "Start-Up" with nominal Revenues c Date" raise substantial doubt about the Company's ability to continue as a going concern. In this regard, see the Report of Independent Certified Public Accountants accompanying the Company's audited finical statements appearing elsewhere herein which cites substantial doubt about the Company's ability to continue as a going concern. There can be no assurance that the Company will achieve profitability or generate positive cash flow in the future. As a result of these and other factors, there can be no assurance, that the Company's proposed activities and/or acquisitions will be successful or that the Company will be a)!e to achieve or maintain profitable operations. If the Company fails to achieve profitability, its growth strategies could be materially and adversely affected.

JADE ENTERTAINMENT GROUP INC
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT
DECEMBER 31 2002

---------------------------


NOTE 4  COMMITMENTS AND CONTINGENCIES
 (A) Marketing Agreement: The Company has entered into a marketing agreement with a company that is controlled by the Company's majority stockholder. The agreement is on a month to month basis and calls for payments of $5000 per month.

Sub-lease Agreement: The Company has entered into a sub-lease agreement with a company that is Controlled by the company's majority stockholder. The agreement provides for the use of office space, office equipment, telephone, Internet access and other amenities as needed. The amount of monthly rent to be paid is not to exceed $1,800 per month and the agreement is month to month.

Other Contingencies: The Company's business model maybe affected by other entities' business models and certain patents on those business models that may affect the operations of the Company. At this time, the Company is unable to determine whether or not other entities' business models and related patents will or will not affect the Company's operations and the implementation of its business plan.

As indicated in Note 1, the operations of the Company are expected to be concentrated in the facilitation of electronic identification and distribution of adult content, There may be laws or regulations in the United States or other countries that may affect the operations of the Company.

NOTE 5  STOCKHOLDERS'EQUITY
At the time of inception, The Company issued a total of 1,500,000 shares to its two founders. The shares were issued at par value and were purchased for $100 in cash and $1,400 in services contributed at inception.

    GOING CONCERN REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT DECEMBER 31, 2002
    ---------------------------

 The Factors described above in "Limited History of Operations; Net Losses:
Company is a "Start-Up" with nominal Revenues to, Date" raise substantial doubt about the Company's ability to continue as a going concern. In this regard, see the Report of Independent Certified Public Accountants accompanying the Company's audited financial statements appearing elsewhere herein which cites substantial doubt about the Company's ability to continue as a going concern. There can be no assurance that the Company will achieve profitability or generate positive cash flow in the future. As a result of these and other factors, there can be no assurance that the Company's proposed activities and/or acquisitions will be successful or that the Company will be able to achieve or maintain profitable operations. If the Company fails to achieve profitability, its growth strategies could be materially and adversely affected.

                          CERTIFIED PUBLIC ACCOUNTANTS

                     429 ATLANTIC AVENUE FREEPORT, NY 11520
                     TEL: (516) 623-4900 FAX: (516) 623 4996

                   MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                               SEPTEMBER 30, 2003

                                     ASSETS

                                     ------


CURRENT ASSETS
  Cash                                                              $   16,865
  Marketable securities                                                  4,879
  Accounts receivable                                                    2,547
                                                                    ----------
      TOTAL CURRENT ASSETS                                              24,291

SECURITY DEPOSITS                                                        6,567
                                                                    ----------
      TOTAL ASSETS                                                  $   30,858
                                                                    ==========

                   LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                   ----------------------------------------

CURRENT LIABILITIES
  Accrued commissions and other expenses                            $   11,522
  Note payable- related party                                          125,000
                                                                    ----------
      TOTAL CURRENT LIABILITIES                                        136,522
                                                                    ----------
STOCKHOLDERS' DEFICIENCY
  Common stock - $0.10 par value: 50,000,000 shares
    Authorized; 45,378,498 shares issued and outstanding             4,537,850
  Additional paid-in capital                                        (2,698,011)
  Accumulated deficit                                               (1,945,503)
                                                                    ----------
      TOTAL STOCKHOLDERS' DEFICIENCY                                  (105,664)
                                                                    ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                $   30,858
                                                                    ==========

See accompanying notes to condensed consolidated financial statements.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                     For the Three Months Ended                 For the Nine Months Ended
                                                            September 30,                              September 30,
                                                 ---------------------------------         ---------------------------------
                                                    2003                 2002                 2003                  2002
                                                 ------------         ------------         ------------         ------------
NET REVENUES                                     $    308,141         $     65,902         $    594,545         $    241,195

COST OF REVENUES                                      246,721               55,793              427,668              188,280
                                                 ------------         ------------         ------------         ------------
      GROSS PROFIT                                     61,420               10,109              166,877               52,915
                                                 ------------         ------------         ------------         ------------
OPERATING EXPENSES:
  Selling, general and administrative
    expenses                                           65,068               18,664              143,050               55,431
  Compensatory element of stock issuances           1,964,739                   --            1,964,739                   --
                                                 ------------         ------------         ------------         ------------
      TOTAL OPERATING EXPENSES                      2,029,807               18,664            2,107,789               55,431
                                                 ------------         ------------         ------------         ------------
      OPERATING LOSS                               (1,968,387)              (8,555)          (1,940,912)              (2,516)
                                                 ------------         ------------         ------------         ------------
OTHER INCOME (EXPENSES):
  Loss on sale of marketable
    securities                                        (24,227)                  --               (7,383)                  --
                                                 ------------         ------------         ------------         ------------
      TOTAL OTHER EXPENSES, NET                       (24,227)                  --               (7,383)                  --
                                                 ------------         ------------         ------------         ------------
LOSS BEFORE PROVISION FOR INCOME TAXES             (1,992,614)              (8,555)          (1,948,295)              (2,516)

PROVISION FOR INCOME TAXES                                 --                   --                9,000                   --
                                                 ------------         ------------         ------------         ------------
NET LOSS                                         $ (1,992,614)        $     (8,555)        $ (1,957,295)        $     (2,516)
                                                 ============         ============         ============         ============

EARNINGS PER COMMON SHARE:
  BASIC AND DILUTED                              $      (0.12)        $      (0.01)        $      (0.40)        $         --
                                                 ============         ============         ============         ============
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING:

    BASIC AND DILUTED                              16,457,748            1,019,767            6,181,466            1,019,767
                                                 ============         ============         ============         ============

See accompanying notes to condensed consolidated financial statements.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

     CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                                   (UNAUDITED)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                                      Preferred Stock                          Common Stock
                                              -------------------------------         -------------------------------
                                                Shares              Amount              Shares               Amount
                                              -----------         -----------         -----------         -----------
                                                 (1)                                      (1)
Balance - January 1, 2003                         342,500         $    34,250           1,019,767         $   101,977

Shares issued to Health &Leisure, Inc.
  stockholders                                         --                  --           1,732,543             173,254

Shares returned to the Company                         --                  --            (752,767)            (75,277)

Shares issued to settle notes payable                  --                  --           1,270,000             127,000

Shares issued for conversion of
  preferred stock                                (342,500)            (34,250)         34,250,000           3,425,000

Shares issued for services                             --                  --           7,858,955             785,896

Net loss                                               --                  --                  --                  --
                                              -----------         -----------         -----------         -----------
Balance - September 30, 2003                           --         $        --          45,378,498         $ 4,537,850
                                              ===========         ===========         ===========         ===========

                                                                   Retained             Total
                                                                   Earnings          Stockholders'
                                               Paid-in           (Accumulated            Equity
                                               Capital              Deficit)          (Deficiency)
                                              -----------         -----------         -----------
Balance - January 1, 2003                     $  (136,127)        $    11,792         $    11,892

Shares issued to Health &Leisure, Inc.
  stockholders                                   (310,954)                 --            (137,700)

Shares returned to the Company                     75,277                  --                  --

Shares issued to settle notes payable            (114,300)                 --              12,700

Shares issued for conversion of
  preferred stock                              (3,390,750)                 --                  --

Shares issued for services                      1,178,843                  --           1,964,739

Net loss                                               --          (1,957,295)         (1,957,295)
                                              -----------         -----------         -----------
Balance - September 30, 2003                  $(2,698,011)        $(1,945,503)        $  (105,664)
                                              ===========         ===========         ===========

(1) Restated to reflect 1-for-10 reverse stock-split completed on August 31, 2003.


See accompanying notes to condensed consolidated financial statements.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

                                                               2003                 2002
                                                            -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                  $(1,957,295)        $    (2,516)
  Adjustments to reconcile net income to net
    cash provided by (used in) operating activities:
      Compensatory element of stock issuances                 1,964,739                  --
  Changes in operating assets and liabilities:
    Marketable securities                                        60,571                  --
    Accounts receivable                                           6,385               2,011
    Prepaid expenses and other current assets                     1,567                  --
    Security deposits                                            (4,667)                 --
    Accrued commissions and other expenses                      (31,507)             (4,100)
    Deferred revenue                                            (27,625)                 --
                                                            -----------         -----------
      NET CASH PROVIDED BY (USED IN) OPERATING
        ACTIVITIES                                               12,168              (4,605)
                                                            -----------         -----------
NET INCREASE (DECREASE)IN CASH                                   12,168              (4,605)

CASH - Beginning                                                  4,697              10,874
                                                            -----------         -----------
CASH - Ending                                               $    16,865         $     6,269
                                                            ===========         ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the periods for:
    Income taxes                                            $       978         $     4,767
                                                            ===========         ===========
  Non-cash investing and financing activities:
    Issuance of notes payable related to
      reverse merger                                        $   137,700         $        --
                                                            ===========         ===========
    Issuance of common stock to satisfy notes
      payable                                               $    12,700         $        --
                                                            ===========         ===========

See accompanying notes to condensed consolidated financial statements.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - BASIS OF FINANCIAL STATEMENT PRESENTATION

The condensed consolidated financial statements presented are those of MarketShare Recovery, Inc. - Delaware (formerly Health & Leisure, Inc.) and its wholly-owned subsidiary, MarketShare Recovery, Inc. - N.Y. ("MKSR"). Collectively, they are referred to herein as the ("Company").

The accompanying unaudited condensed consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim condensed consolidated financial statements includes normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim condensed consolidated financial statements be read in conjunction with the Company's most recent audited financial statements and notes thereto included in its December 31, 2002 Audited Report in an amendment to Form 8-K filed on Form 8-KA. Operating results for the three and nine months ended September 30, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003.

NOTE 2 - BUSINESS AND REVERSE MERGER
 Effective on June 13, 2003, Health & Leisure, Inc. ("HLLS"), a publicly-traded Delaware corporation, and its wholly-owned subsidiary, Venture Sum, Inc., a Delaware corporation ("Mergerco"), entered into a Merger and Acquisition agreement with MKSR, a privately-held New York corporation, in the business of providing on-line direct marketing solutions for enterprises. Pursuant to the agreement, Mergerco merged with and into MKSR and MKSR became the surviving corporation. As consideration for the merger, the shareholders of MKSR received from HLLS the greater of 1,019,767 common shares of HLLS, or that number of shares that shall result in ownership of fifty-one percent (51%) of the outstanding shares of common stock of HLLS, and 3,425,000 shares of its voting convertible non-cumulative preferred stock, par value $0.01 per share ("HLLS Preferred Stock"). 267,000 shares of the HLLS common stock issued to the MKSR shareholders were from HLLS authorized but unissued shares and 752,767 shares of the HLLS common stock were returned to HLLS by the HLLS' former chief executive officer (Mr. Feldman) and then reissued by HLLS in the merger. The 3,425,000 shares of HLLS Preferred Stock are convertible into 34,250,000 post reverse stock-split shares of HLLS common stock upon approval of an increase in the shares the Company is authorized to issue. After the issuance of common stock as described above and the conversion of HLLS Preferred Stock, the shareholders of MKSR will own approximately 94% of HLLS. Accordingly, this transaction has been accounted for as a reverse merger with MKSR as the acquirer of HLLS. The reverse merger was accounted for as a recapitalization and the stockholders' equity was retroactively restated to January 1, 2002.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



NOTE 2 - BUSINESS AND REVERSE MERGER (CONTINUED)

 Pursuant to the merger, the Company's former Chief Executive Officer cancelled all indebtedness owed by HLLS to him, except for $12,700, and cancelled all guarantees of debt by HLLS.

 In addition, as part of the merger transaction, MKSR and HLLS agreed to pay $125,000 to H&L Concepts, Inc., a wholly-owned subsidiary of HLLS. After the execution of the promissory note, the former Chief Executive Officer purchased all of the outstanding shares of stock of H&L Concepts, Inc. for nominal consideration. The parties acknowledged that most of the trade payables and other consolidated liabilities of HLLS were liabilities of H&L Concepts, Inc., the subsidiary of HLLS, and by selling the stock of H&L Concepts, Inc. to Mr. Feldman it had the effect of removing substantially all of the trade payables and liabilities from the HLLS balance sheet and fixing the post closing liabilities of HLLS to that set forth in the promissory note.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION AND RELATED COMMISSION EXPENSES
---------------------------------------------------

 Revenues include the sale of and/or electronic delivery of email distribution lists. Revenues from the sale of email distribution lists are recognized when the seller has delivered a list to the customer and the customer has accepted the list after an up to 30-day address replacement period. Revenues from consulting services are recognized ratably over the period of the contract. Commissions due to sales consultants are initially deferred and recognized ratably over the period revenue is recognized. Deferred commission expense is netted against deferred revenue for financial reporting purposes.

USE OF ESTIMATES
----------------

 The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS
-------------------------

 For the purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTS RECEIVABLE
-------------------

 Accounts receivable arise in the normal course of business. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is provided for. If amounts become uncollectible, they will be charged to operations when that determination is made. No charges were recorded for the three and nine months ended September 30, 2003 and 2002.

INCOME TAXES
------------

 The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." SFAS No. 109 requires the recognition of deferred tax assets and liabilities for the expected impact of differences between the financial statements and the tax basis of assets and liabilities and for the expected future tax benefits to be derived from tax loss and tax credit carryforwards. SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

MARKETABLE SECURITIES
---------------------

 On certain engagements, the Company receives shares of common stocks of publicly-traded corporations from its customers in lieu of cash payments for services rendered. The fair value of the common stocks received is reflected as revenue. Subsequently, these marketable securities are classified as trading securities and reported at fair value with unrealized gains or losses reported as other income (expenses) in the statements of operations except for securities related to commissions. Unrealized gains or losses related to marketable securities to be transferred to sales consultants as commissions are reflected as an increase or decrease in the accrued commissions liability. The Company recognized a loss on the sale of marketable securities of $7,383 for the nine months ended September 30, 2003.

EARNINGS PER COMMON SHARE
-------------------------

 Basic earnings per share is computed on the basis of the weighted average number of common shares outstanding. Diluted earnings per share is computed on the basis of the weighted average number of common shares outstanding, plus the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted from stock options and warrants or conversion of convertible Preferred Stock. There were no options or warrants outstanding at September 30, 2003.

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS
----------------------------------------------

 In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantee and elaborates on existing disclosure requirements related to guarantees and warranties. The initial recognition requirements of FIN No. 45 are effective for guarantees issued or modified after December 31, 2002. The Company's adoption of the recognition requirements of FIN No. 45 did not have any effect on its consolidated financial position or results of operations.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS (CONTINUED)
----------------------------------------------

 On December 31, 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and Accounting Principles Board Opinion ("APB") No. 28, "Interim Financial Reporting", to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While the statement does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123, or the intrinsic value method of APB No. 25. The Company will continue to account for stock-based compensation according to APB No. 25, while its adoption of SFAS No. 148 requires the Company to provide prominent disclosures about the effect of SFAS No. 123 on reported income and will require the Company to disclose these effects in the condensed consolidated interim financial statements as well. The Company has no stock-based compensation.

 In January 2003, the FASB issued Interpretation No. 46 (" FIN 46"), "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletins ("ARB") No. 51." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not expect the adoption of FIN 46 to have a material effect on its financial position or results of operations.

 In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability. The adoption of this pronouncement did not have an effect on the Company's condensed consolidated financial statements.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4 - PROMISSORY NOTE
 At the closing of the merger, HLLS and MKSR entered into a $125,000 secured promissory note with H&L Concepts, Inc., a then wholly-owned subsidiary of HLLS. The loan is payable in twelve equal installments of $11,341, commencing July 2003. Interest is included in the monthly payment at a rate of 16% per annum. The note is guaranteed by the stockholders of MKSR and is collateralized by the shares of stock held by the stockholders of MKSR. This loan was paid in full during the quarter ended September 30, 2003 from proceeds provided by the Company's two significant shareholders.

NOTE 5 - STOCKHOLDERS' DEFICIENCY

PREFERRED STOCK
---------------

 In June of 2003, HLLS amended its designation of preferred stock and designated 3,425,000 shares of Series A convertible preferred stock, par value $.01 per share ("Series A Preferred Stock"). Each share of Series A Preferred Stock is automatically convertible into 100 shares of common stock upon filing of an amendment to HLLS certificate of incorporation authorizing a sufficient number of shares of common stock to effect such a conversion. Such conversion rate shall be proportionately adjusted upon a stock-split, reverse stock split, or other changes in the HLLS' capitalization prior to the fling of such amendment. The Series A Preferred Stock shall be entitled to receive when, if and as declared by the Board of Directors dividends at 6% of its par value per annum, payable in cash. Dividends on each share of the Series A Preferred Stock shall be non-cumulative and shall not accrue if not declared. Each share of Series A Preferred Stock shall entitle its holders to vote in all matters submitted to a vote of the stockholders of the Company with the number of votes per Preferred share equal to the number of votes available on a converted basis.

 As discussed in Note 2, in connection with the June 2003 merger transaction with MKSR, 3,425,000 shares of the Series A Preferred Stock were issued to the stockholders of MKSR. In September 2003, these preferred shares were converted into 34,250,000 shares of common stock.

CHANGES IN CAPITAL STRUCTURE
----------------------------

 On August 5, 2003, HLLS filed with the SEC a definitive information statement notifying the stockholders of the Company that written consents from principal stockholders who collectively hold in excess of 50% of the Company's common stock were obtained and approved a 1 for 10 reverse split of the HLLS common stock, to authorize up to 50,000,000 shares of HLLS common stock and to change the name of HLLS to MarketShare Recovery, Inc.

 The 1-for-10 reverse stock split became effective on August 29, 2003 and the $12,700 of debt owed to the former Chief Executive Officer was converted into 1,270,000 shares of common stock and the 3,450,000 shares of Series A Preferred Stock was converted into 34,250,000 shares of common stock. The increase in authorized common shares of 50,000,000 par value $.10 was effective on August 29, 2003.

 During the quarter ended September 30, 2003, the Company issued 7,858,955 shares of its common stock sold to consultants, which were valued at $1,964,739 and was all charged to operations during the quarter ended September 30, 2003.

                    MARKETSHARE RECOVERY, INC. AND SUBSIDIARY
                (FORMERLY HEALTH & LEISURE, INC. AND SUBSIDIARY)

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 5 - STOCKHOLDERS' DEFICIENCY (CONTINUED)

In September 2003, the Company adopted a 2003 Stock Option Plan (the "2003 Plan"). Under the 2003 Plan, up to 15,000,000 incentive stock options, or non-qualified stock options, could be granted to employees and consultants. As of September 30, 2003, no options have been granted.

NOTE 6 - CONCENTRATIONS OF CREDIT RISK

There were no revenue from any customer amounting to 10% or more of the total net revenues for the three months ended September 30, 2003 and 2002.

Revenue from two customers accounted for approximately 26% of the total net revenues for the nine months ended September 30, 2002; one of these customers is a related party by virtue of common ownership of MKSR's two officers that amounted to 11%. There were no revenue from any customer amounting to 10% or more of the total net revenues for the nine months ended September 30, 2003.

NOTE 7 - PROPOSED MERGER

In September 2003, the Company's wholly-owned subsidiary, MarketShare Recovery, Inc. - NY signed a letter of intent to merge with Dominix, Inc., a publicly-traded company. The closing of this merger is subject to due diligence and the completion of definitive documents. If this merger is completed, the Company will have no remaining assets and the business will revert to a public shell. Shares of common stock of Dominix will be exchanged for the outstanding shares of the Company's common stock.

The letter of intent provides for the shareholders of the Company together with the shareholders of Jade Entertainment Group, Inc. to have majority control of Dominix, Inc. after the completion of the merger.

                           MARKETSHARE RECOVERY, INC.

                              FINANCIAL STATEMENTS

      For the Years Ended December 31, 2002 and 2001, and the Three Months
                    Ended March 31, 2003 and 2002 (Unaudited)

                                                      MARKETSHARE RECOVERY, INC.


                                                                        CONTENTS
--------------------------------------------------------------------------------


                                                                                    Page
                                                                                    ----
INDEPENDENT AUDITORS' REPORT                                                          1

FINANCIAL STATEMENTS

  Balance Sheets - December 31, 2002 and March 31, 2003 (Unaudited) 2 Statements
  of Operations - For the Years Ended December 31, 2002
    and 2001, and the Three Months Ended March 31, 2003 and 2002 (Unaudited) 3
  Statement of Stockholders' Equity - For the Years Ended December 31
    2002 and 2001, and the Three Months Ended March 31, 2003 (Unaudited) 4
  Statements of Cash Flows - For the Years Ended December 31, 2002
    and 2001, and the Three Months Ended March 31, 2003 and 2002 (Unaudited)          5


NOTES TO FINANCIAL STATEMENTS                                                         6-11

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Stockholders of
MarketShare Recovery, Inc.

 We have audited the accompanying balance sheet of MarketShare Recovery, Inc. as of December 31, 2002 and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MarketShare Recovery, Inc. as of December 31, 2002 and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.


                                                  /s/  Marcum & Kliegman LLP


New York, New York
August 8, 2003

                                                      MARKETSHARE RECOVERY, INC.

                                                                  BALANCE SHEETS
--------------------------------------------------------------------------------


                                                         ASSETS
                                                         ------

                                                                                  December 31,            March 31,
                                                                                     2002                    2003
                                                                                -----------------------------------------
                                                                                                         (Unaudited)
CURRENT ASSETS
--------------
Cash and cash equivalents                                                       $            4,697     $           4,797
Marketable securities                                                                       65,450                35,199
Accounts receivable                                                                          8,932                     -
Prepaid expense and other current assets                                                     1,567                 6,000
                                                                                ------------------     -----------------

Total Current Assets                                                                        80,646                45,996

Security deposits                                                                            1,900                 6,567
                                                                                ------------------     -----------------

TOTAL ASSETS                                                                    $           82,546     $          52,563
                                                                                ==================     =================

                              LIABILITIES AND STOCKHOLDERS' EQUITY
                              ------------------------------------

CURRENT LIABILITIES
-------------------
Accrued commissions and other current liabilities                               $           43,029     $          31,647
Unearned revenue, net of deferred commission
    expenses of $40,375 and $-0-, respectively                                              27,625                    --
                                                                                ------------------     -----------------

Total Current Liabilities                                                                   70,654                31,647
                                                                                ------------------     -----------------

COMMITMENTS AND CONTINGENCIES
-----------------------------

STOCKHOLDERS' EQUITY
--------------------
Common stock - $0.0001 par value; 100 shares
    authorized, issued and outstanding                                                          --                    --
Additional paid-in capital                                                                     100                   100
Retained earnings                                                                           11,792                20,816
                                                                                ------------------     -----------------

TOTAL STOCKHOLDERS' EQUITY                                                                  11,892                20,916
                                                                                ------------------     -----------------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                                            $           82,546     $          52,563
                                                                                ==================     =================


The accompanying notes are an integral part of these financial statements.

                                                      MARKETSHARE RECOVERY, INC.

                                                        STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                 For the Years Ended       For the Three Months Ended
                                                                      December 31,                  March 31,
                                                                 2002          2001          2003            2002
                                                             -----------------------------------------------------------
                                                                                                   (Unaudited)
NET REVENUES (including revenues from related party
    of $20,000, $20,000, $-0- and $15,000, respectively)     $   308,317   $    183,191    $    160,910     $    74,560

COST OF REVENUES                                                 234,929        152,433         117,110          64,548
                                                             -----------   ------------    ------------     -----------

GROSS PROFIT                                                      73,388         30,758          43,800          10,012

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES                                           71,553         16,034          26,611          16,971
                                                             -----------   ------------    ------------     -----------

OPERATING INCOME (LOSS)                                            1,835         14,724          17,189          (6,959)
                                                             -----------   ------------    ------------     -----------

OTHER EXPENSES
--------------
Loss on sale of marketable securities                                 --             --          (2,357)             --
Unrealized loss on marketable securities                              --             --          (3,808)             --
                                                             -----------   ------------    ------------     -----------

TOTAL OTHER EXPENSES                                                  --             --          (6,165)             --
                                                             -----------   ------------    ------------     -----------

INCOME (LOSS) BEFORE  INCOME TAXES (BENEFIT)                       1,835         14,724          11,024          (6,959)

PROVISION FOR INCOME TAXES (BENEFIT)                               1,567          3,200           2,000          (1,000)
                                                             -----------   ------------    ------------     -----------

NET INCOME (LOSS)                                            $       268   $     11,524    $      9,024     $    (5,959)
                                                             ===========   ============    ============     ===========

The accompanying notes are an integral part of these financial statements.

                                                      MARKETSHARE RECOVERY, INC.

                                               STATEMENT OF STOCKHOLDERS' EQUITY

                           For the Period January 1, 2001 through March 31, 2003
--------------------------------------------------------------------------------

                                                       Common Stock           Additional
                                                     ----------------------    Paid-In    Retained
                                                          Shares    Amount     Capital     Earnings       Total
                                                     -----------------------------------------------------------
BALANCE - January 1, 2001                                  100    $    --    $     100     $      --   $     100

Net income                                                  --         --           --        11,524      11,524
                                                     ---------    -------    ---------     ---------   ---------

BALANCE - December 31, 2001                                100         --          100        11,524      11,624

Net income                                                  --         --           --           268         268
                                                     ---------    -------    ---------     ---------   ---------

BALANCE - December 31, 2002                                100         --          100        11,792      11,892

Net income for the quarter ended March 31, 2003
 (unaudited)                                                --         --           --         9,024       9,024
                                                     ---------    -------    ---------     ---------   ---------

BALANCE - March 31, 2003 (unaudited)                       100    $    --    $     100     $  20,816   $  20,916
                                                     =========    =======    =========     =========   =========

The accompanying notes are an integral part of these financial statements.

                                                      MARKETSHARE RECOVERY, INC.

                                                        STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                    For the Years Ended         For the Three Months Ended
                                                                       December 31,                    March 31,
                                                                    2002            2001          2003           2002
                                                                -----------------------------------------------------------
                                                                                                      (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                                                $      268    $    11,524     $     9,024     $   (5,959)
  Adjustments to reconcile net income (loss) to net
     cash provided by (used in) operating activities:
  Changes in operating assets and liabilities:
   Loss on sale of marketable securities                                  --             --           2,357             --
   Unrealized loss on marketable securities                               --             --           3,808             --
   Accounts receivable                                                (3,932)        (5,000)          8,932          5,000
   Prepaid and other current assets                                   (1,567)            --          (4,433)            --
   Security deposits                                                      --         (1,900)         (4,667)            --
   Accrued commissions and other current liabilities                  36,879          6,150         (11,382)        (7,115)
   Marketable securities                                             (65,450)            --          30,251             --
   Unearned revenue                                                   27,625             --         (33,790)            --
                                                                  ----------    -----------     ------------    ----------

     TOTAL ADJUSTMENTS                                                (6,445)          (750)         (8,924)        (2,115)
                                                                  ----------    -----------     ------------    ----------

    NET CASH PROVIDED BY (USED IN)
     OPERATING ACTIVITIES                                             (6,177)        10,774             100         (8,074)
                                                                  ----------    -----------     ------------    ----------

CASH FLOWS PROVIDED BY FINANCING
  ACTIVITIES

  Issuance of common stock                                               --             100              --             --
                                                                  ----------    -----------     ------------    ----------

    NET INCREASE (DECREASE) IN CASH
     AND CASH EQUIVALENTS                                             (6,177)        10,874             100         (8,074)

CASH AND CASH EQUIVALENTS - Beginning                                 10,874             --           4,697         10,874
                                                                  ----------    -----------     ------------    ----------

CASH AND CASH EQUIVALENTS - Ending                                $    4,697    $    10,874     $     4,797     $    2,800
                                                                  ==========    ===========     ============    ==========

SUPPLEMENTAL DISCLOSURES OF CASH
   FLOW INFORMATION
Cash paid during the periods for:

Income taxes                                                      $    4,767    $        --     $       978     $       --

The accompanying notes are an integral part of these financial statements.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------


NOTE 1 - Business and Continued Operations
         ---------------------------------

       Organization and Description of Business
       ----------------------------------------

       MarketShare Recovery, Inc. (the "Company") was incorporated under the laws of the State of New York on November 30, 2000 and began operations in January of 2001. The Company is an electronic direct marketing firm that provides direct email solutions helping marketers reach their target consumers throughout the United States.

NOTE 2 - Summary of Significant Accounting Policies
         ------------------------------------------

       Revenue Recognition and Related Commission Expenses
       ---------------------------------------------------

       Revenues include the sale and/or electronic delivery of email distribution lists. The terms of the sales agreements determine the appropriate revenue recognition method. Revenues are generally recognized at the time and/ or during the period that the distribution lists are delivered and collectibility is reasonably assured, usually over one to three months. Commissions due to sales consultants are initially deferred and netted against unearned revenues and expensed over the same period that the revenue is recognized.

       Use of Estimates
       ----------------

       The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Cash and Cash Equivalents
       -------------------------

       For the purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

       Accounts Receivable
       -------------------

       Accounts receivable arise in the normal course of business. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is provided for. If amounts become uncollectible, they will be charged to operations when that determination is made. No charges were recorded for the years ended December 31, 2002 and 2001, as well as for the three months ended March 31, 2003 and 2002.

       Income Taxes
       ------------

       The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". SFAS No. 109 requires the recognition of deferred tax assets and liabilities for the expected impact of differences between the financial statements and the tax basis of assets and liabilities and for the expected future tax benefits to be derived from tax loss and tax credit carryforwards.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 2 - Summary of Significant Accounting Policies, continued
         -----------------------------------------------------

       Income Taxes, continued
       -----------------------

       SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

       Unaudited Interim Information
       -----------------------------

       The information presented for the three months ended March 31, 2003 and 2002, has not been audited. In the opinion of management, the unaudited interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of March 31, 2003 and the results of its operations and its cash flows for the three months ended March 31, 2003 and 2002, and the stockholders' equity for the three months ended March 31, 2003. Operating results for the three months ended March 31, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003. Additionally, the traditional direct marketing industry has typically generated lower revenues during the summer months and higher revenues during the calendar year-end months. Management believes the Company's business may be affected by similar revenue fluctuations, but due to the Company's limited operating history is insufficient to predict the existence or magnitude of these effects.

       Impact of Recently Issued Accounting Standards
       ----------------------------------------------

       In November 2002, the Financial Accounting Standards Board ("FASB") issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantee and elaborates on existing disclosure requirements related to guarantees and warranties. The initial recognition requirements of FIN No. 45 are effective for guarantees issued or modified after December 31, 2002. The Company's adoption of the recognition requirements of FIN No. 45 did not have any effect on its financial position or results of operations.

       On December  31,  2002,  the FASB issued  SFAS No. 148,  "Accounting  for
       Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and Accounting Principles Board Opinion ("APB") No. 28, "Interim Financial Reporting", to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While the statement does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of

                                                      MARKETSHARE RECOVERY, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited with respect to March 31, 2003 and
                                 the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 2 - Summary of Significant Accounting Policies, continued
         -----------------------------------------------------

       Impact of Recently Issued Accounting  Standards,  continued
       -----------------------------------------------------------

       SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123, or the intrinsic value method of APB No. 25. The Company will continue to account for stock-based compensation according to APB No. 25, while its adoption of SFAS No. 148 requires the Company to provide prominent disclosures about the effect of SFAS No. 123 on reported income and will require the Company to disclose these effects in the interim financial statements as well. The Company has no stock-based compensation.

       In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletins ("ARB") No. 51." FIN No. 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN No. 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN No. 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not expect the adoption of FIN No. 46 to have a material effect on its financial position or results of operations.

       In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability. The Company is still evaluating the effect of this pronouncement on its financial statements.

NOTE 3 - Marketable Securities
         ---------------------

       On certain engagements, the Company receives shares of publicly-traded entities from its customers in lieu of cash payments for services rendered. The fair value of the marketable securities received is reflected as revenue. Subsequently, these marketable securities are classified as trading securities and reported at fair value with unrealized gains or losses reported as other income (expenses) in the statements of operations except for securities related to commissions. Unrealized gains or losses related to marketable securities to be transferred to sales consultants as commissions are reflected as an

                                                      MARKETSHARE RECOVERY, INC.

                                                   NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited with respect to March 31, 2003 and
                                 the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 3 - Marketable Securities, continued
         --------------------------------

       increase or decrease in the accrued commissions liability. The Company recognized a realized loss of $2,357 on the sale of marketable securities and an unrealized loss on marketable securities of $3,808 during the three months ended March 31, 2003.

NOTE 4 - Income Taxes
         ------------

       The components of corporate provision for income taxes (benefit) are as follows:

                                                        For the Years Ended            For the Three Months Ended
                                                            December 31,                       March 31,
                                                           2002         2001              2003             2002
                                                       ---------------------------- ---------------------------------
                                                                                              (Unaudited)
      Current tax expense                              $    267      $  3,800         $   9,300         $     300

      Deferred tax provision (benefit)                    1,300          (600)           (7,300)           (1,300)
                                                       --------      --------         ---------         ---------

         Provision for income taxes (benefit)          $  1,567      $  3,200         $   2,000         $  (1,000)
                                                       ========      ========         =========         =========

       The provision for income taxes (benefit) differ from the amounts computed by applying the U.S. federal and state tax rates as a result of graduated tax rates, alternative minimum taxes and nondeductible items.

       The approximate tax effect of significant temporary differences that give rise to deferred tax assets (liabilities) are as follows:

                                                         December 31,         March 31,
                                                             2002                2003
                                                         ---------            ---------
                                                                             (Unaudited)
      Deferred tax assets                                $  23,200            $   6,000

      Deferred tax liabilities                             (25,600)                  --
                                                         ---------            ---------

        Net deferred tax assets (liabilities)            $  (1,300)           $   6,000
                                                         ==========           =========

       The  deferred  tax  assets   (liabilities)   mainly   consist  of  timing
       differences from marketable securities, accrued expenses and unearned revenues.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 5 - Commitments and Contingencies
         -----------------------------

       The Company leases a facility in New York under a lease, which expires March 31, 2008. The Company also leases computer equipment under various leases, which expire through February 28, 2006.

       Future annual minimum lease payments under noncancelable operating leases as of December 31, 2002 are as follows:


                           For the Year Ending
                               December 31,                          Amount
                       ----------------------------------- -------------------
                                   2003                            $    33,308
                                   2004                                 34,798
                                   2005                                 34,772
                                   2006                                 33,127
                                   2007                                 32,783
                                Thereafter                               8,196
                                                                   -----------
                                  Total                            $   176,984
                                                                   ===========


       Rent expense charged to operations for the years ended December 31, 2002 and 2001 amounted to $23,534 and $3,390, respectively, which were net of month to month sublet rental income received from a related party of $5,476 and $5,400, respectively.

       Rent expense charged to operations for the three months ended March 31, 2003 and 2002 amounted to $6,988 and $3,308, respectively, which were net of month to month sublet rental income received from a related party of $-0- and $3,600, respectively.

NOTE 6 - Concentrations of Credit Risk
         -----------------------------

       There were no revenue concentrations for the year ended December 31, 2002. Revenue from one customer accounted for approximately 10% of the total net revenues for the year ended December 31, 2001.

       Revenue from one customer accounted for approximately 17% of the total net revenues for the three months ended March 31, 2003. Revenue from two different customers accounted for approximately 55% of the total net revenues for the three months ended March 31, 2002. One of these customers is a related party by virtue of common ownership and net revenues amounted to 20%.

                                                      MARKETSHARE RECOVERY, INC.

                                                  NOTES TO FINANCIAL STATEMENTS
                                 (Unaudited with respect to March 31, 2003 and the three months ended March 31, 2003 and 2002)
-------------------------------------------------------------------------------

NOTE 7 - Related Party Transactions
         --------------------------

       In September 2001, the Company entered into a consulting agreement with a related party by virtue of common ownership to provide them with financial services. As of December 31, 2002 and 2001, the Company received fees from a related party of $20,000 and $20,000, respectively. For the three months ended March 31, 2003 and 2002 the Company received fees from a related party of $-0- and $15,000, respectively.

NOTE 8 - Subsequent Events
         -----------------

       In June of 2003, the Company entered into a Merger and Acquisition agreement with Health & Leisure, Inc. ("HLLS"), a publicly held and traded Delaware Corporation, which trades on the NASDAQ, OTCBB and a wholly-owned subsidiary of HLLS ("Mergerco"). Pursuant to the agreement, Mergerco merged with and into MarketShare Recovery, Inc. ("MKSR") and MKSR became the surviving corporation. As consideration for the merger, the stockholders of MKSR received from HLLS the greater of 10,197,668 common shares of HLLS or that number of shares that shall result in ownership of fifty-one percent (51%) of the outstanding shares of common stock of HLLS, and 3,425,000 shares of its voting convertible non-cumulative preferred stock, par value $0.01 per share ("HLLS Preferred Stock"). The 3,425,000 shares of HLLS Preferred Stock are convertible into 342,500,000 shares of HLLS common stock prior to a 1 for 10 reverse split of the HLLS common stock. After the issuance of common stock as described above and the conversion of the HLLS Preferred Stock, the stockholders of MKSR will own approximately 94% of HLLS. As part of the transaction, MKSR agreed to pay $125,000 to H & L Concepts, a former subsidiary of HLLS. The loan is payable in twelve equal monthly installments of $11,341 commencing July 2003. Interest is included in the monthly payment at a rate of 16% per annum. The note is guaranteed by the stockholders of MKSR and is colleralized by the shares of stock of HLLS held by the stockholders of MKSR. As a result of the merger, commencing with the June 30, 2003 period, the financial results of MKSR will be consolidated with HLLS.

                DOMINIX, INC, JADE ENTERTAINMENT GROUP, INC. AND
                           MARKETSHARE RECOVERY, INC.
              PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (Unaudited)

The following unaudited proforma consolidated combined balance sheet aggregates the balance sheet of Dominix, Inc. (a Delaware corporation) ("Parent") as of September 30, 2003 and the balance sheet of Jade Entertainment, Inc. (a New York corporation) and the balance sheet of MarketShare Recovery, Inc. ("Subsidiaries") as of September 30, 2003, accounting for the transaction as a recapitalization of Subsidiaries with the issuance of shares for the net assets of Parent (a reverse acquisition) and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of September 30, 2003.

The following unaudited proforma condensed consolidated statement of operations combine the results of operations of Parent and Subsidiaries for the year ended December 31, 2002 as if the transaction had occurred as of the beginning of the period.

The following unaudited proforma condensed consolidated statement of operations combine the results of operations of Parent and Subsidiaries for the nine months ended September 30, 2003 as if the transaction had occurred as of the beginning of the period.

The proforma condensed consolidated financial statements should be read in conjunction with the separate financial statements and related notes thereto of Parent and Subsidiaries. These proforma financial statements are not necessarily indicative of the consolidated financial position, had the acquisition occurred on the date indicated above, or the consolidated results of operations which might have existed for the periods indicted or the results of operations as they may be in the future.

Dominix, Inc and Subsidiary
Schedule 14/c
Information statement
Proforma Balance Sheet

                                                                                        30-Sep-03
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Dominix, Inc  Jade Entertainment   MarketShare     Historical
Description                                                     and Subsidiary          Group, Inc  Recovery Inc.      Combined
----------------------------------------------------------------------------------------------------------------------------------

                                     Assets

CURRENT ASSETS
Cash                                                                        -           50,159          16,865          67,024
Marketable securities                                                       -                -           4,879           4,879
Other current assets                                                        -              290                             290
Accounts receivable                                                         -                -           2,547           2,547
                                                               -------------------------------------------------------------------

TOTAL CURRENT ASSETS                                                        -           50,449          24,291          74,740

SECURITY DEPOSITS                                                           -                -           6,567           6,567
                                                               -------------------------------------------------------------------

TOTAL ASSETS                                                                -           50,449          30,858          81,307
                                                               ===================================================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Convertible note payable - related party (default)                    100,000                -               -         100,000
Convertible notes payable - others (default)                          142,000                -               -         142,000
Note payable                                                                -           50,000               -          50,000
Accounts payable and accrued other liabilities                        216,299            3,635                         219,934
Accrued commissions and other expenses                                      -                -          11,522          11,522
Due to third party                                                      9,024                -               -           9,024
Due to stockholders                                                   161,921                -               -         161,921
                                                               -------------------------------------------------------------------


TOTAL CURRENT LIABILITIES                                             629,244           53,635          11,522         694,401
                                                               -------------------------------------------------------------------

STOCKHOLDERS' DEFICIENCY

Preferred stock - $.001 par value                                           -                -               -               -
Preferred stock - Series A Cumulative Convertible -
$.001 par value                                                         1,333                -               -           1,333
Preferred stock - Series B                                                                                                   -
Common stock                                                          112,140            2,169             100         114,409
Additional paid-in capital                                         20,995,130          166,275       1,964,739      23,126,144
Accumulated deficit                                               (21,145,838)                      (1,945,503)     23,091,341)
Deficit accumulated during the development stage                     (592,009)        (171,630)                       (763,639)
                                                               -------------------------------------------------------------------

TOTAL STOCKHOLDERS' (DEFICIENCY)/EQUITY                              (629,244)          (3,186)         19,336        (613,094)
                                                               -------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  -           50,449          30,858          81,307
                                                               ===================================================================


                                                                                           30-Sep-03
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Pro forma                                             Pro Forma
Description                                                      Adjustments                  AJE                    Consolidated
------------------------------------------------------------------------------------------------------------------------------------

                                     Assets

CURRENT ASSETS

Cash                                                                 404,555                   11                           471,579
Marketable securities                                                      -                                                  4,879
Other current assets                                                       -                                                    290
Accounts receivable                                                        -                                                  2,547
                                                               --------------                                      -----------------

TOTAL CURRENT ASSETS                                                 404,555                                                479,295

SECURITY DEPOSITS                                                          -                                                  6,567
                                                               --------------                                      -----------------

TOTAL ASSETS                                                         404,555                                                485,862
                                                               ==============                                      =================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Convertible note payable - related party (default)                  (100,000)                  9                                  -
Convertible notes payable - others (default)                        (142,000)                 6,9                                 -
Note payable                                                         (50,000)                                                     -
Accounts payable and accrued other liabilities                      (216,299)              6,7,8,9,11                         3,635
Accrued commissions and other expenses                                     -                                                 11,522
Due to third party                                                    (9,024)                  11                                 -
Due to stockholders                                                 (161,921)                 1,11                                -
                                                               --------------                                      -----------------


TOTAL CURRENT LIABILITIES                                           (679,244)                                                15,157
                                                               --------------                                      -----------------

STOCKHOLDERS' DEFICIENCY

Preferred stock - $.001 par value                                          -                                                      -
Preferred stock - Series A Cumulative Convertible -
$.001 par value                                                       (1,333)                 1,5                                 -
Preferred stock - Series B                                                                                                        -
Common stock                                                        (103,007)         2,3,5,6,8,9,10,11,12                   11,402
Additional paid-in capital                                       (22,495,211)       1,2,3,4,6,7,8,9,10,11,12                630,933
Accumulated deficit                                               23,091,341                   12                                 -
Deficit accumulated during the development stage                     592,009                   12                          (171,630)
                                                               --------------                                      -----------------

TOTAL STOCKHOLDERS' (DEFICIENCY)/EQUITY                            1,083,799                                                470,705
                                                               --------------                                      -----------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           404,555                                                485,862
                                                               ==============                                      =================

Dominix, Inc and Subsidiary
Schedule 14/c
Information statement


Proforma Balance Sheet Adjustments



  J/E                                      Account                                           Dr         Cr
------------------------------------------------------------------------------------------------------------
                                                                  Outstanding 9/30/03
 1 Due to stockholders                                                                   158,000
   Preferred stock - Series A Cumulative Convertible -                                                2,107
   Additional paid-in capital                                                                       155,893
   (Amounts due stockholder converted into 2,106,666 shares of class A preferred)

 2 Additional paid-in capital                                                             85,082
   Common stock                                                                                      85,000
   Preferred stock - Series B                                                                            82
   (Record Jade acquisition and issuance of 85,000,000 shares of common and
    82167 sharse of series b preferred stock)
   ---------------------------------------------------------------------------------------------------------
                                                           Outstanding presplit
 3 Common stock                                                                          196,154
   Additional paid-in capital                                                                       196,154
   (To record common stock split one for two hundred)

                                                         Outstanding post split

 4 Additional paid-in capital                                                                 18
   Preferred stock - Series B                                                                            18
   (Record marketshare acquisition and issuance of 17833 shares of class B preferred)

 5 Common stock                                                                                       3,440
   Preferred stock - Series A Cumulative Convertible -                                     3,440
   (To record conversion of preferred to common)

 6 Convertible notes payable - others (default)                                          112,000
   Accounts payable and accrued other liabilities                                         38,937
   Common stock                                                                                         189
   Additional paid-in capital                                                                       150,748
   (To record conversion of notes in exchange for 189,000 shares of common stock)

 7 Accounts payable and accrued other liabilities                                         80,441
   Additional paid-in capital                                                                        80,441
   (Debt forgiveness of related parties)

 8 Accounts payable and accrued other liabilities                                         10,000
   Common stock                                                                                          10
   Additional paid-in capital                                                                         9,990
   (To record fierman settlement, issuance of 10,000 of common)

 9 Convertible note payable - related party (default)                                    100,000
   Convertible notes payable - others (default)                                           30,000
   Accounts payable and accrued other liabilities                                         36,921
   Common stock                                                                                         131
   Additional paid-in capital                                                                       166,790
   (To record conversion of debt to 131,000 shares of common)
                                                                       Subtotal

10 Common stock                                                                                       6,071
   Additional paid-in capital                                                              5,971
   Preferred stock - Series B                                                                100
   (To record conversion of preferred to common)

                                                                       Subtotal

11 Cash                                                                                  404,555
   Note payable                                                                           50,000
   Due to stockholders                                                                     3,921
   Due to third party                                                                      9,024
   Accounts payable and accrued other liabilities                                         50,000
   APIC - Closing costs                                                                   57,500
   Common stock                                                                                         575
   Additional paid-in capital                                                                       574,425
   (To record net proceeds from sale of private placement)
                                                                     Grandtotal

12 Additional paid-in capital                                                         23,681,081
   Common stock                                                                            2,269
   Deficit accumulated during the development stage                                                 592,009
   Accumulated deficit                                                                           23,091,341
   (To account for recapitalization)



Proforma Balance Sheet Adjustments                                                                      Shares
                                                                              ------------------------------------------------------
                                                                                                                 Preferred
                                                                              ------------------------------------------------------
  J/E                                      Account                                   Common                 A                  B
------------------------------------------------------------------------------------------------------------------------------------
        Outstanding 9/30/03                                                   112,140,105.00       1,333,333.00
 1 Due to stockholders
   Preferred stock - Series A Cumulative Convertible -                                             2,106,666.00
   Additional paid-in capital
   (Amounts due stockholder converted into 2,106,666 shares of class A preferred)

 2 Additional paid-in capital
   Common stock                                                                85,000,000.00
   Preferred stock - Series B                                                                                            82,167.00
   (Record Jade acquisition and issuance of 85,000,000 shares of common and
    82167 sharse of series b preferred stock)
   ---------------------------------------------------------------------------------------------------------------------------------
        Outstanding presplit                                                  197,140,105.00       3,439,999.00          82,167.00
 3 Common stock                                                              (196,154,404.00)
   Additional paid-in capital
   (To record common stock split one for two hundred)

                                                                           ---------------------------------------------------------
Outstanding post split                                                            985,701.00       3,439,999.00          82,167.00

 4 Additional paid-in capital
   Preferred stock - Series B                                                                                            17,833.00
   (Record marketshare acquisition and issuance of 17833 shares of class B preferred)

 5 Common stock
   Preferred stock - Series A Cumulative Convertible -                          3,439,999.00      (3,439,999.00)
   (To record conversion of preferred to common)

 6 Convertible notes payable - others (default)
   Accounts payable and accrued other liabilities
   Common stock                                                                   189,000.00
   Additional paid-in capital
   (To record conversion of notes in exchange for 189,000 shares of common stock)

 7 Accounts payable and accrued other liabilities
   Additional paid-in capital
   (Debt forgiveness of related parties)

 8 Accounts payable and accrued other liabilities
   Common stock                                                                    10,000.00
   Additional paid-in capital
   (To record fierman settlement, issuance of 10,000 of common)

 9 Convertible note payable - related party (default)
   Convertible notes payable - others (default)
   Accounts payable and accrued other liabilities
   Common stock                                                                   131,000.00
   Additional paid-in capital
   (To record conversion of debt to 131,000 shares of common)
                                                                           --------------------------------------------------------
        Subtotal                                                                4,755,700.00                  -         100,000.00

10 Common stock
   Additional paid-in capital
   Preferred stock - Series B                                                   6,071,050.00                           (100,000.00)
   (To record conversion of preferred to common)

                                                                           --------------------------------------------------------
        Subtotal                                                               10,826,750.00                  -                  -

11 Cash
   Note payable
   Due to stockholders
   Due to third party
   Accounts payable and accrued other liabilities
   APIC - Closing costs
   Common stock                                                                   575,000.00
   Additional paid-in capital
   (To record net proceeds from sale of private placement)
        Grandtotal                                                             11,401,750.00                  -                  -
                                                                           ========================================================

Dominix, Inc and Subsidiary
Schedule 14/c
Information statement
Proforma Statement of Operations

                                          ------------------------------------------------------------------------------------------
                                                                For the Nine - Months Ended September 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Jade
                                             Dominix, Inc    Entertainment MarketShare   Historica Pro forma            Pro forma
Description                                and Subsidiary     Group, Inc   Recovery Inc. Combined  Adjustments  AJE     Consolidated
------------------------------------------------------------------------------------------------------------------------------------
REVENUE - NET                                             -        5,708     594,545    600,253                            600,253

COST OF REVENUE                                           -          901     427,668    428,569                            428,569
                                            ----------------------------------------------------                 ------------------

GROSS PROFIT                                              -        4,807     166,877    171,684                            171,684

COSTS AND EXPENSES

Consulting fees                                      40,000            -           -     40,000                             40,000
Selling, general and administrative expenses         29,945        8,433     143,050    181,428                            181,428
Compensatory element of stock issuances                   -            -   1,964,739  1,964,739                          1,964,739
Interest expense                                     23,297            -           -     23,297                             23,297
                                            ----------------------------------------------------                 ------------------
TOTAL OPERATING EXPENSES                             93,242        8,433   2,107,789  2,209,464                          2,209,464
                                            ----------------------------------------------------                 ------------------

OPERATING LOSS                                      (93,242)      (3,626) (1,940,912)(2,037,780)                        (2,037,780)

OTHER EXPENSES

Loss on sale of marketable securities                     -            -      (7,383)    (7,383)                            (7,383)
                                            ----------------------------------------------------                 ------------------
TOTAL OTHER EXPENSES                                      -            -      (7,383)    (7,383)                            (7,383)
                                            ----------------------------------------------------                 ------------------

LOSS BEFORE INCOME TAXES                            (93,242)       (3,626) (1,948,295)(2,045,163)                        (2,045,163)

PROVISION FOR INCOME TAXES                                -            -       9,000      9,000                              9,000
                                            ----------------------------------------------------                 ------------------

NET LOSS                                            (93,242)       (3,626) (1,957,295)(2,054,163)                        (2,054,163)
                                            ====================================================                 ==================


Dominix, Inc and Subsidiary
Schedule 14/c
Information statement
Proforma Statement of Operations

                                                                For the Year Ended December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                Jade
                                               Dominix, Inc Entertainment MarketShare   Historica Pro forma            Pro forma
Description                                  and Subsidiary  Group, Inc   Recovery Inc. Combined  Adjustments  AJE     Consolidated
------------------------------------------------------------------------------------------------------------------------------------
REVENUE - NET                                             -     12,595   308,317         320,912                            320,912

COST OF REVENUE                                           -      9,336   234,929         244,265                            244,265
                                               --------------------------------------------------                       ------------

GROSS PROFIT                                              -      3,259    73,388          76,647                             76,647

COSTS AND EXPENSES

Consulting fees                                     104,300          -         -         104,300                            104,300
Selling, general and administrative expenses         94,500    110,815    71,553         276,868                            276,868
Compensatory element of stock issuances             127,266          -         -         127,266                            127,266
Depreciation                                         12,179          -         -          12,179                             12,179
Debt conversion expense                             397,500          -         -         397,500                            397,500
Loss on disposal of equipment                        26,777          -         -          26,777                             26,777
Litigation reversal                                (300,000)         -         -        (300,000)                          (300,000)
Reversal of accrued occupancy and professional
  expenses                                         (217,000)         -         -        (217,000)                          (217,000)
Interest expense                                     30,149          -         -          30,149                             30,149
                                               --------------------------------------------------                       ------------
TOTAL OPERATING EXPENSES                            275,671    110,815    71,553         458,039                            458,039
                                               --------------------------------------------------                       ------------

OPERATING LOSS                                     (275,671)  (107,556)    1,835        (381,392)                          (381,392)

OTHER EXPENSES

Loss on sale of marketable securities                     -          -         -               -                                  -
                                               --------------------------------------------------                       ------------
TOTAL OTHER EXPENSES                                      -          -         -               -                                  -
                                               --------------------------------------------------                       ------------

(LOSS) INCOME BEFORE INCOME TAXES                  (275,671)  (107,556)    1,835        (381,392)                          (381,392)

PROVISION FOR INCOME TAXES                                -          -     1,567           1,567                              1,567
                                               --------------------------------------------------                       ------------

(LOSS) INCOME FROM CONTINUING OPERATIONS           (275,671)  (107,556)      268        (382,959)                          (382,959)

LOSS FROM DISCONTINUED OPERATIONS                  (223,096)         -         -        (223,096)                          (223,096)
                                               --------------------------------------------------                       ------------

NET (LOSS) INCOME                                  (498,767)  (107,556)      268        (606,055)                          (606,055)
                                               ==================================================                       ============